As filed with the Securities and Exchange Commission on September 29, 2010.

1933 Act Registration No. 333-43300
1940 Act Registration No. 811-10041

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. [ ]	[ ]

Post-Effective Amendment No. 14	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 15

JNL INVESTORS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

1 Corporate Way, Lansing, Michigan 48951
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (517) 381-5500

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606
(Mailing Address)

with a copy to:

Susan S. Rhee, Esq.	Jorden Burt LLP
JNL Investors Series Trust	1025 Thomas Jefferson Street, N.W.
Vice President, Counsel & Secretary	Suite 400 East
1 Corporate Way	Washington, D.C. 20007
Lansing, Michigan 48951	Attn: Gary Cohen

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)

[X]	on December 27, 2010 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[ ]	on ____________ pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part C.

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to the Registration Statement.

PROSPECTUS
Class A Shares
December 27, 2010
JNL® INVESTORS SERIES TRUST
Business Address:  1 Corporate Way • Lansing, Michigan 48951
Mailing Address:  222 W. Wacker Drive, Suite 1100 • Chicago, Illinois 60606

JNL Money Market Fund
JNL/PPM America Total Return Fund

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Trust’s securities, or determined whether this prospectus is accurate or complete.  It is a criminal offense to state otherwise.

The Funds offer one class of shares.

“JNL®”, “JacksonSM”, “Jackson FundsSM”, “Jackson National®” and “Jackson National Life®” are trademarks or service marks of Jackson National Life Insurance Company.
_______________

Information About this Prospectus

Reading the Prospectus

References to “you” and “your” in this prospectus refer to prospective investors or shareholders.  References to “we,” “us,” or “our” may refer to the JNL Investors Series Trust (“Trust”) or Jackson National Asset Management, LLC (“JNAM” or “Adviser”).  This Prospectus provides you with the basic information you should know before investing.

The Funds

The Trust currently offers shares in the following Funds (each a “Fund” and collectively, “Funds” or “Jackson Funds”).  The Funds are a series of separate mutual fund portfolios within a single trust, each with a specific investment objective.  The following Funds are described in this prospectus:

JNL Money Market Fund
JNL/PPM America Total Return Fund

Principal Risks Common to All Funds

You should consult with your investment professional to determine which Funds may be suited to your financial needs, investment time horizon and risk comfort level.  You assume certain risks when you invest in any of the Funds.  Risks specific to each Fund are discussed in this prospectus.  There can be no assurance that any of the Funds will achieve its objective and you could lose money.  Please read this prospectus carefully before investing or sending money, and keep the prospectus for future reference.

Other Terms and Terminology

•	“1940 Act” refers to the Investment Company Act of 1940, as amended.
•	“Advisers Act” refers to the Investment Advisers Act of 1940, as amended.
•	“Sub-Adviser” refers to the investment adviser selected by JNAM, and approved by the Trust’s Board of Trustees, to manage the investment of the assets of each Fund.

The Funds

Shares of the JNL Money Market Fund are sold only to other mutual funds within the Fund’s investment company complex (“Fund Complex”) , and not to individual investors.  The JNL Money Market Fund and JNL/PPM America Total Return Fund are not an investment option within any of the Jackson variable products and are not available for sale to the retail public. The term “Fund Complex” includes each of the following investment companies: JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC.

Additional Information

For more detailed information about the Trust and the Funds, see the Trust’s Statement of Additional Information (“SAI”), which is incorporated by reference into (which means it legally is a part of) this prospectus.

Table of Contents

I.	Summary Overview of Each Fund

Investment Objectives/Goals, Fee Table, Portfolio Turnover, Principal Investment Strategies & Risks, and Performance and Management

JNL Money Market Fund
JNL/PPM America Total Return Fund

II.	Additional Information About Each Fund

Investment Objectives, Principal Investment Strategies, Related Risks, and Management

JNL Money Market Fund
JNL/PPM America Total Return Fund

III.	More About the Funds

IV.	Glossary of Risks

V.	Management of the Fund

Management of the Trust; Investment Adviser; Management Fee; Sub-Advisory Arrangements; Administrative Fee; Classes of Shares; How Shares Are Priced; Share Redemption; and Tax Status

VI.	Investing in Fund Shares

Market Timing Policies And Exchange Limitations.

VII.	Other Fund Information

Dividends And Distributions, General Summary Of Tax Consequences, And Privacy Policy Statement.

VIII.	Financial Highlights

The Financial Highlights Tables Will Help You Understand A Fund’s Financial Performance For The Past Five Years, Or For The Life Of The Fund, If Shorter.

(This page has been intentionally left blank.)

Summary Overview Of Each Fund

Summary Prospectus
December 27, 2010

JNL Money Market Fund
(the “Fund”)

Shares of the Fund are sold only to other mutual funds within the Fund’s investment company complex, and not to individual investors.  The Fund is not available for sale to the retail public.

Investment Objective. The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

Fees and Expenses.   The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment) [to be updated by amendment]

Sales Charge
Maximum Front-End Sales Charge (as a percentage of offering price)	None
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee/Administrative Fee	%
Rule 12b-1 Fee	0.00%
Other Expenses	%
Total Annual Fund Operating Expenses	%

Expense Example .   This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.   The table below shows the expenses you would pay on a $10,000 investment, assuming: (1) a 5% annual return each year;  (2) all dividends and distributions are reinvested; and (3) the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

[to be updated by amendment]

Expense Example (if you sell your shares at the end of each period)
1 Year	$
3 Years	$
5 years	$
10 Years	$

Expense Example (if you do not sell your shares at the end of each period)
1 Year	$
3 Years	$
5 years	$
10 Years	$

Principal Investment Strategies.  The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less.  The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including: (i) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments; (ii) time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions; (iii) commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities); (iv) obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and (v) repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Sub-Adviser manages the Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity.  The Fund may invest more than 25% of its assets in the banking industry.

Principal Risks of Investing in the JNL Money Market Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.  While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself.

An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  A variety of factors may influence its investment performance, such as:

•
Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•
Risk of investment in banking industry – Investment of more than 25% of total assets in securities issued by U.S. banks, would entail the risk of the factors influencing the health of the banking industry affecting performance.

•
U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer.  The maximum potential liability of the issuers of some U.S. Government Securities may greatly exceed their current resources, or their legal right to support from the U.S. Treasury.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Performance.   The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of an index serving as a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The Fund is not a savings account and you should not consider it a deposit or obligation of any bank, credit union, or other banking and savings entity.  The Fund seeks to maintain a stable net asset value of $1.00 per share, neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment.

The 7-day yield on December 31, 2009, was 0.00%.

The index reflects no deduction for fees, expenses, or taxes.

Annual Total Returns as of December 31* [to be updated by amendment]

Class A

* The return of the Fund from December 31, 2009 through September 30, 2010 was _______ %. [to be updated by amendment]

Best Quarter (ended [insert date]): ______%; Worst Quarter (ended [insert date]): ______% [to be updated by amendment]

Average Annual Total Returns as of December 31, 2009 [to be updated by amendment]
	1 year	Life of Fund (November 1, 2005 * )
JNL Money Market Fund	%	%
Merrill Lynch Treasury Bill Index (3 month)%		%

Portfolio Management.
Investment Adviser:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Adviser:
Wellington Management Company, LLP

Purchase and Sale of Fund Shares
The Fund is not available for direct purchase by members of the public. All investments in the Fund must be made by JNAM when it has been given discretionary investment authority as adviser to investing entities.

There is no minimum amount required for initial or subsequent purchases. Shares of the Fund may be purchased, redeemed, or exchanged on any day the New York Stock Exchange is open for business.

Tax Information
The Fund declares dividends daily and pays them monthly to the shareholders.

Payments to Financial Intermediaries
As stated above, JNAM, the investment adviser to the Fund and other mutual funds in the Fund Complex is the only person permitted to make or recommend investments in the Fund. As such there are no financial intermediaries that can place or recommend purchases of Fund shares. Thus, no payments are made to JNAM or any financial intermediary that could give rise to a conflict of interest.

Summary Prospectus
December 27, 2010

JNL/PPM America Total Return Fund
(the “Fund”)

The Fund is not an investment option and is not available for sale to the retail public. Shares may be sold exclusively to Jackson and entities affiliated with Jackson or to defined contribution plans of Jackson and its affiliates.  Shares are sold currently to a single affiliated company.

Investment Objective.   The investment objective of the Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

Fees and Expenses.   The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment) [to be updated by amendment]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee/Administrative Fee 1%
Rule 12b-1 Fee 2	0.00%
Other Expenses 3%
Acquired Fund Fees and Expenses 4%
Total Annual Fund Operating Expenses	%

1 The management/administrative fee has been restated to reflect that effective September 28, 2009, the fee was reduced to the level shown in the table above.
2 The Fund is subject to a Rule 12b-1 Fee in the amount of 0.20% for Class A shares in the event the Fund is offered for sale to the public, in the future, and a different class, if any, may be offered to Jackson and affiliates.  The Fund does not currently pay a Rule 12b-1 Fee.
3 Other expenses are based on estimated amounts for the current fiscal year after taking into consideration the revised administration agreement effective September 28, 2009.
4 Amount represents the Fund’s pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

Expense Example .   This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.   The table below shows the expenses you would pay on a $10,000 investment, assuming: (1) a 5% annual return each year;  (2) all dividends and distributions are reinvested; and (3) the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

[to be updated by amendment]

Expense Example (if you sell your shares at the end of each period)
1 Year	$
3 Years	$
5 years	$
10 Years	$

Expense Example (if you do not sell your shares at the end of each period)
1 Year	$
3 Years	$
5 years	$
10 Years	$

Principal Investment Strategies.   The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Aggregate Bond Index.

The Fund may invest up to 20% of its total assets in high-yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, including emerging markets issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets.

The Fund may invest all of its assets in derivative instruments such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks of Investing in the   Fund.   An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•	Convertible securities risk – Convertible securities’ value may vary with the market value of the underlying stock or, with changes in interest rates and the credit quality of the issuer.
•	Counterparty and settlement risk – Trading options, futures contracts and other derivative financial instruments entails credit and settlement risk on the counterparties.
•
Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•	Currency risk – The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments.
•
Derivatives risk – Investing in derivative instruments, such as, swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, to be announced (TBAs) securities, interest rate swaps, credit default swaps, and certain exchange traded funds, involves risks, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.  These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

•
Emerging market risk – Investments in emerging markets involve greater risk resulting from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

•
Foreign securities ris k – Investments in foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments.  In addition, there is less publicly available information and more volatile or less liquid markets.

•
High-yield bonds, lower-rated bonds, and unrated securities – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.   Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations.

•
Interest rate risk – When interest rates increase, fixed income securities generally will decline in value.  Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities. The value of equity investments, such as utilities and real estate securities, may be sensitive to interest rate changes.

•
Issuer risk – A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

•
Leveraging risk – Reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives, among others, may give rise to a form of leverage.

•
Liquidity risk   –   Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at advantageous times or prices.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions, or particular industries represented in the markets, and competitive conditions.

•
Mortgage-backed and mortgage-related securities risk – Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates and exhibit additional volatility.  When interest rates decline, borrowers may pay off their mortgages sooner than expected, which can reduce the returns.

•	Portfolio turnover – Active trading may increase transaction costs, which may reduce performance and also may increase realized short-term capital gains and losses.
•
Prepayment risk   – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security.

•
Temporary defensive positions and large cash positions – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments.  During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective.  Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

•
U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer.  The maximum potential liability of the issuers of some U.S. Government Securities may greatly exceed their current resources, or their legal right to support from the U.S. Treasury.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Performance .   Performance for the Fund has not been included because the Fund has less than one calendar year of performance.  Performance for the Fund will be available in the prospectus in the future.

Portfolio Management.
Investment Adviser:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Adviser:
PPM America, Inc.

Portfolio Managers:
Name:	Joined Management Team In:	Title:
Michael T. Kennedy	2009	Managing Director and Portfolio Manager
Matt Willey	2009	Vice President and Assistant Client Portfolio Manager

Purchase and Sale of Fund Shares
The Fund is not currently available for direct purchase by members of the public.

There is no minimum amount required for initial or subsequent purchases. Shares of the Fund may be purchased, redeemed, or exchanged on any day the New York Stock Exchange is open for business.

Tax Information
The Fund declares dividends daily and pays them monthly to the shareholders.

Payments to Financial Intermediaries
As stated above, JNAM, the investment adviser to the Fund and other mutual funds in the Fund Complex is the only person permitted to make or recommend investments in the Fund. As such there are no financial intermediaries that can place or recommend purchases of Fund shares. Thus, no payments are made to JNAM or any financial intermediary that could give rise to a conflict of interest.

JNL Money Market Fund

Investment Objective.   The investment objective of the JNL Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

Principal Investment Strategies.   The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less.  The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

•	Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;
•	Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;
•	Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);
•	Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and
•	Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.  Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund itself.  In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.  The Fund may also invest in unrated securities that are of comparable quality as rated securities, as determined by the Sub-Adviser in accordance with procedures adopted by the Fund’s Board.

The Sub-Adviser’s investment approach combines top-down analysis with fundamental bottom-up security selection. The Sub-Adviser considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund’s overall weighted average maturity. The overall weighted average maturity of the Fund’s investments is 60 days or fewer.

The Sub-Adviser manages the Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity.  The weighted average maturity of the Fund’s portfolio shall not exceed 60 days and the weighted average life of the Fund’s portfolio shall not exceed 120 days.  The Fund may invest more than 25% of its assets in the banking industry.

Principal Risks of Investing in the Fund.   An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Credit risk
•	Risk of investment in banking industry
•	U.S. Government securities risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks) .  The SAI has more information about the JNL Money Market Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.  A description of the JNL Money Market Fund’s policies and procedures with respect to the disclosure of the JNL Money Market Fund’s portfolio securities is available (i) in the JNL Money Market Fund’s SAI, and (ii) by calling JNL Investors Series Trust Service Center at 1-800-392-2909.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Foreign securities risk
•	Market risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.

Dividends:

The JNL Money Market Fund intends to maintain, to the extent practicable, a constant per share NAV of $1.00.  The Fund expects to declare and pay dividends on a daily basis on each class so long as the income attributable to that class exceeds the expenses attributable to that class on each day.  If class expenses exceed class income on any day, the Fund will not pay a dividend on the class on that day and will resume paying dividends only when, on a future date, the accumulated net investment income of the class is positive.  The Fund has adopted this policy because, in the current investment environment, it may find that on any given day or on a number of consecutive days, its investment returns may be less than the expenses attributable to a class.  For a more complete description of this policy, which can result in the fund not paying dividends on one or more classes for one or more periods that may be as short as a day or quite lengthy, see “PURCHASES, REDEMPTIONS AND PRICING OF SHARES” in the SAI.  For a description of the allocation of expenses among fund share classes, see “Classes of Shares and Distribution Plans” in the prospectus.

The Fund is subject to a fee recapture program, whereby, the Adviser will waive fees and expenses to maintain, where practicable, a constant per share NAV of $1.00.  When income is sufficient, the Fund may pay the Adviser its investment advisory fee, along with other Fund expenses.  In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of 3 years.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser.   The Sub-Adviser to the JNL Money Market Fund is Wellington Management Company, LLP (“Wellington Management”). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.  Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.  As of October 31, 2010, Wellington Management had investment management authority with respect to approximately $______ billion in assets (the firm-wide asset total does not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Annual Report dated October 31, 2010.

JNL/PPM America Total Return Fund

Investment Objective. The investment objective of the JNL/PPM America Total Return Fund (“Fund”) is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Aggregate Bond Index, which as of November 30, 2009, was 4.3 years.

The Fund may invest up to 20% of its total assets in high-yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, including emerging markets issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets.

The Fund may invest all of its assets in derivative instruments such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Consistent with the Fund’s investment policies, the Fund may invest in “Fixed Income Instruments”, which as used in this prospectus include, but are not limited to:

•	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	Mortgage-backed and other asset-backed securities;
•	Inflation-indexed bonds issued both by governments and corporations;
•	Structured notes, including hybrid or “indexed” securities, event-linked bonds;
•	Loan participations and assignments;
•	Delayed funding loans and revolving credit facilities;
•	Bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	Repurchase agreements and reverse repurchase agreements;
•	Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises, which includes emerging market debt securities; and
•	Obligations of international agencies or supranational entities, which includes emerging market debt securities.

As noted above, the Fund may also invest in derivatives based on Fixed Income Instruments.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•	Convertible securities risk
•	Counterparty and settlement risk
•	Credit risk
•	Currency risk
•	Derivatives risk
•	Emerging market risk
•	Foreign securities ris k
•	High-yield bonds, lower-rated bonds, and unrated securities
•	Interest rate risk
•	Issuer risk
•	Leveraging risk
•	Liquidity risk
•	Market risk
•	Mortgage-backed and mortgage-related securities risk
•	Portfolio turnover
•	Prepayment risk
•	Temporary defensive positions and large cash positions
•	U.S. Government securities risk

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.  The Fund seeks to consistently add value relative to the Barclays Capital Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the Sub-Adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Barclays Capital Aggregate Bond Index.  The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management.  The Sub-Adviser to the JNL/PPM America Total Return Fund is PPM America, Inc. (“PPM”), located at 225 West Wacker Drive, Chicago, Illinois 60606.  As of October 31, 2010 , PPM, an affiliate of the investment adviser to the Trust, managed approximately $ ______ billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies.  PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Michael T. Kennedy, CFA, Managing Director and Portfolio Manager and a member of PPM’s Public Fixed Income Group, manages the assets of the Fund. PPM’s Public Fixed Income Group currently manages approximately $43.5 billion in assets for various institutional clients based in the U.S. and abroad.  Mr. Kennedy serves as lead portfolio manager with respect to the management of the Fund, and has supervisory responsibility for all portfolio management decisions.  Mr. Willey assists Mr. Kennedy with respect to management of the Fund.

Mr. Kennedy joined PPM America in October 2006 as a portfolio manager for synthetic CDOs, and has over 24 years of investment experience.  Prior to joining PPM, Mr. Kennedy was a senior vice president and portfolio manager for Columbia Management Group, formerly Stein Roe & Farnham, managing fixed income mutual funds and institutional client portfolios. Prior to joining Stein Roe in 1987, Mr. Kennedy worked for Homewood Federal Savings & Loan as the assistant director of portfolio management.  Mr. Kennedy earned a Bachelors of Science Degree in Business Administration from Marquette University in 1984 and a Masters of Management Degree from Northwestern University in 1988, and is also a Chartered Financial Analyst.

Matt Willey, Vice President and Assistant Client Portfolio Manager, also assists in the management of accounts for Prudential plc-related affiliated insurance companies in the context of their general account management with approximately $ ____ billion in AUM.  Mr. Willey joined PPM America in 2003 and joined the Public Fixed Income team in April 2004.  Mr. Willey also spends a significant amount of time working with the quantitative research group.  Prior to PPM, Mr. Willey was an audit manager at Ernst & Young LLP focusing mostly on the financial services industry.  His client base was composed primarily of hedge funds, banks, and insurance companies.  Mr. Willey earned a B.A. in Accounting from Ohio University in 1997 and a Masters in Financial Mathematics from the University of Chicago in 2007, and is also a Certified Public Accountant and holds a Chartered Financial Analyst designation.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Trust’s Annual Report for the fiscal year ended October 31, 2010 .

More About the Investment Objectives
and Risks of All Funds

Investment Objectives.  The investment objectives and policies of each of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust, without shareholder approval.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.

Portfolio Turnover. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs, which can include brokerage commissions, and other transaction costs on the sale of securities and reinvestment in other securities.

Legislation.  At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the investments in the Funds or the issuers of such investments.  Further, changing approaches to regulation may have a negative impact on certain companies represented in the Funds.  There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of the issuers of the investments held in the Funds to achieve their business goals.

Glossary Of Risks

Convertible securities risk   – A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low.  A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Counterparty and settlement risk   – Trading options, futures contracts and other derivative financial instruments entails credit risk on the counterparties. Such instruments are not afforded the same protections as may apply to trading futures or options on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom it trades securities.  Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries thus increasing the risks.

Credit risk   – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit ratings may reflect the varying degrees of risk.  Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest

Currency risk   – Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Derivatives risk   – These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.   Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.   The Fund’s Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment.  The Fund’s Adviser must correctly predict price, credit or other applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund was unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.  If the Fund’s Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful.

Emerging markets risk   – Investments in emerging markets involve greater risk resulting from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  There may be government policies that restrict investment by foreigners, and a higher risk of a government taking private property.  Low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

Foreign securities risk   – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments. In addition, there is less publicly available information and more volatile or less liquid markets. Investments in foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.

High-yield bonds, lower-rated bond, and unrated securities   – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.  Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments.  An unanticipated default would result in a reduction in income, a decline in the market value of the related securities and a decline in value.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in price volatility.

Interest rate risk   – When interest rates increase, fixed income securities generally will decline in value.  Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Floating rate investments have adjustable interest rates and as a result, generally fluctuate less in response to interest rate changes than will fixed-rate investments.  However, because floating rates generally only reset periodically, changes in prevailing interest rates may cause a fluctuation in the Fund’s value.  In addition, extreme increases in prevailing interest rates may cause an increase in defaults on floating rate investments, which may cause a further decline in the Fund’s value.  Finally, a decrease in interest rates could adversely affect the income earned by the Fund from its floating rate debt securities.

The Fund or Master Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

Issuer risk   – A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging risk   – The use of leverage may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Liquidity risk   – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at advantageous times or prices.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  Small capitalization companies and companies domiciled in emerging markets pose greater liquidity and volatility risks of price fluctuations.

The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

Market risk   – Stock market risk refers to the fact that stock (equities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer’s credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond’s price to fall.

Securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions, or particular industries represented in the securities markets, such as competitive conditions.  In addition, the markets may not favor a particular kind of security, such as dividend-paying securities, and may not favor equities or bonds at all.

Mortgage-backed and mortgage-related securities risk   – Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities may exhibit additional volatility. This is known as extension risk.  Rising interest rates and falling property prices may increase the likelihood that individuals and entities may fall behind or fail to make payments on their mortgages.  This is referred to as default risk.  When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid.  In addition, a number of mortgage defaults could lead to a decline in the value of mortgage-backed and mortgage-related securities.  Mortgage-related securities are also subject to prepayment risk.  When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns because the Fund will have to reinvest that money at the lower prevailing interest rates. This is referred to as contraction risk.

Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments or defaults on the underlying mortgages serving as collateral.  An increase or decrease in payment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price.  The prices of mortgage-backed securities, depending on their structure and the rate of payments, can be volatile.  Some mortgage-backed securities may also not be as liquid as other securities.  The value of these securities also may change because of changes in the market’s perception or the actual creditworthiness of the issuer.  In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation, interest rates, and/or tax policies.

Portfolio turnover   – The Fund may actively trade securities in seeking to achieve its objective.  Doing so may increase transaction costs, which may reduce performance.  Active trading also may increase realized short-term capital gains and losses.

Prepayment risk   – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security.

Risk of investment in banking industry   – Investment of more than 25% of total assets in securities issued by U.S. banks, would entail the risk of the factors influencing the health of the banking industry affecting performance.  These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers.  The bank securities typically are not insured by the federal government.  Securities that do not represent deposits have lower priority in the bank’s capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

Temporary defensive positions and large cash positions   – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments.  During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective.  Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

U.S. Government securities risk   – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The maximum potential liability of the issuers of some U.S. Government Securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.  The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the holder of the securities of such issuer might not be able to recover its investment from the U.S. Government.

There is a risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.  No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.  In addition, new accounting standards and future Congressional action may affect the value of FNMA and FHLMC debt.

Management of the Trust

Investment Adviser

Under Massachusetts law and the Trust’s Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM (“JNAM” or the “Adviser”), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management.  As of October 31, 2010 , JNAM currently manages approximately $ _____ billion in assets.  The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America.

A discussion regarding the Board of Trustees’ basis for approving the advisory agreement is available in the Trust’s Annual Report dated October 31, 2010 .

Management Fee

As compensation for its services, the Adviser receives a fee from the Fund accrued daily and payable monthly.  The fee the Adviser receives from the Funds is set forth below as an annual percentage of the net assets of the Funds.

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of the Funds)
JNL Money Market Fund	$0 to $750 million Over $750 million	0.20% 0.18%
JNL/PPM America Total Return Fund	$0 to $1 billion Over $1 billion	0.50% 0.45%

Sub-Advisory Arrangements

The Adviser selects, contracts with and compensates the Sub-Advisers to manage the investment and reinvestment of the assets of the Funds subject to the supervision of the Trust’s Board of Trustees.  The Adviser monitors the compliance of the Sub-Advisers with the investment objectives and related policies of the Funds and reviews the performance of the Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each Sub-Advisory Agreement with the Adviser, the Sub-Advisers manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Trustees of the Trust.  The Sub-Advisers formulate a continuous investment program for the Funds consistent with its investment objectives and policies outlined in this Prospectus.  The Sub-Advisers implement such program by purchases and sales of securities.  The Sub-Advisers regularly report to the Adviser and the Trustees of the Trust with respect to the implementation of such program.

As compensation for its services, each Sub-Adviser receives a fee from the Adviser, stated as an annual percentage of the net assets of the Funds.  The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the Sub-Advisers out of the advisory fees it receives from the Funds.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate Sub-Advisers with the approval of the Board of Trustees, but without the approval of shareholders.  The exemption order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval.  Shareholder approval would be required where the Sub-Adviser is an affiliate of the Adviser.  Under the terms of the exemption, if a new Sub-Adviser is hired by the Adviser, shareholders in the affected Fund will be sent information about the new Sub-Adviser within 90 days of the change.  The order allows the Funds to operate more efficiently and with greater flexibility.  The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

•	Performing initial due diligence on prospective Sub-Advisers for the Funds;
•	Monitoring the performance of Sub-Advisers;
•	Communicating performance expectations to the Sub-Advisers; and
•	Ultimately recommending to the Board of Trustees whether a Sub-Adviser’s contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of Sub-Advisers.  Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Fund will obtain favorable results at any given time.  At a shareholder meeting of the Trust held on July 11, 2005, the shareholders of the JNL Money Market Fund approved this multi-manager structure.

Administrative Fee

JNAM also serves as the “Administrator” to the Funds.  In addition to the investment advisory fee, the JNL/PPM America Total Return Fund pays JNAM an Administrative Fee of 0.10% of the average daily net assets of the Fund’s Class A shares.  In return for the Administrative Fee, JNAM provides fund accounting and administrative functions for the Trust and the separate Funds.  JNAM does not receive a fee related to the performance of accounting and administrative functions for the JNL Money Market Fund. Each Fund is responsible for all other operating expenses (categorized as “Other Expenses” in the fee tables).

How Share Prices are Calculated

Each Fund is divided into shares.  The price of a Fund’s shares is called its net asset value (“NAV”) per share.  It is calculated by taking the total value of a Fund’s assets, subtracting the liabilities, and then dividing by the number of shares outstanding.  The value of a Fund’s assets is based on the total value of all of the securities it holds.

The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares .   Each Fund’s NAV per share is normally calculated once a day, every day the New York Stock Exchange (“NYSE”) is open. For purposes of calculating the NAV, the Funds use pricing data as of the time of the close of the NYSE, which is usually 4 p.m. Eastern Time (ET), although it occasionally closes earlier.  For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close.  Domestic fixed income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close.  Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

NAV will not be determined on days when the NYSE is closed as well as Federal holidays.  In addition, a delay in calculating the NAV may happen if the NYSE closes on a day other than a regular holiday or weekend, trading on the NYSE is restricted, or an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders.

The Board of Trustees has adopted procedures pursuant to which the Adviser may determine, subject to Board review, the “fair value” of a security for which a current market price is not available.  Under these procedures, in general the fair value of a security shall be the amount, determined by the Adviser in good faith that the owner of such security might reasonably expect to receive upon its current sale.

The Board of Trustees has established a pricing committee to review fair value determinations.  The pricing committee will also value restricted and illiquid securities, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions) at their fair value pursuant to pricing procedures adopted by the Board of Trustees of the Trust.

Investing in Fund Shares

Market Timing Policies and Exchange Limitations – The Funds are not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market.  While these policies and procedures have been adopted to attempt to detect and limit trading that is frequent or disruptive to the Funds’ operations, there is no assurance that the policies and procedures will be effective in deterring all such trading activity.

Organizations and individuals that use market timing investment strategies and make frequent transfers should not invest in the Funds.  The Funds maintain sole discretion to restrict or reject, without prior notice, any exchange instructions, and to restrict or reject preauthorized exchange forms from a market timing organization or individual authorized to give transfer instructions on behalf of multiple shareholders, if in the sole discretion of the Funds (or an agent) the requested transactions would have a negative impact on remaining shareholders.

The Funds may limit the size, number, and frequency of exchanges if they could be disruptive to the management of the Funds.  The Funds may also restrict, suspend, or reject any exchange request that could be harmful to a Fund or to other shareholders, or cancel the exchange privilege altogether.  Notice of any limitations, restrictions, suspensions or rejections may vary according to the particular circumstances.

The Funds reserve the right to impose a transaction fee or redemption fee against future exchange amounts.  Prior to imposing any such fee, we would supplement this prospectus and provide notice to shareholders.

Trading activity that is frequent or that involves relatively large amounts of assets can disrupt the management of the Fund and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders.  This in turn can have an adverse effect on the Funds’ performance.  In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders.  While these issues can occur in connection with any of the Funds, Funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse.

Other Fund Information

Dividends and Distributions

Dividends from net investment income, if any, are declared and distributed at least annually to the JNL/PPM America Total Return Fund shareholders.  Dividends from net investment income are declared daily and payable monthly to the JNL Money Market Fund shareholders. Distributions from net realized capital gains, if any, are declared and distributed at least annually to shareholders of either Fund.  Fund distributions will be reinvested in the Fund unless you instruct the Fund otherwise.  There are no fees or sales charges on reinvestments.

Distributions paid by each Fund are subject to Federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account).  For Federal tax purposes, in general, certain Fund distributions, including distributions of net short-term capital gains, are taxable to you as ordinary income.

The tax status of any distribution paid generally remains the same regardless of how long you have been in a Fund and whether you reinvest your distributions or take them in cash.

The tax status of your distributions will be detailed in your annual tax statement from the Fund.  Because everyone’s tax situation is unique, please consult your tax advisor before investing.

If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 100 shares in a Fund on November 30th at $20 per share, and the Fund makes a distribution on December 1st of $1 per share, your shares will then have an NAV of $19 per share (disregarding any change in the Fund’s market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share.  This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

General Summary of Tax Consequences

Each Fund will distribute substantially all of its net investment income and net realized capital gains to its shareholders every year.  You will be taxed on Fund distributions whether they are paid in cash or reinvested in additional fund shares.  These distributions are taxed as either ordinary income, “qualifying dividends,” or capital gains.  Federal taxes on capital gains distributions are determined by how long the Fund owned the investments that generated the gains, not how long a shareholder has owned the shares.  Funds with high portfolio turnover may realize gains at an earlier time than Funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates.

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code.  Each Fund’s policy is to meet the requirements of Subchapter M necessary to qualify as a regulated investment company.  Each Fund is treated as a separate corporation for Federal income tax purposes.  Therefore, the assets, income and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Distributions of earnings from non-qualifying dividends, interest income and net short-term capital gains will not generally qualify for a lower tax rate, thus will be subject to the taxpayer’s ordinary income tax rate.  Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower tax rate. The maximum tax rate for individual taxpayers is currently 15% on long-term capital gains and qualifying dividends.  This rate does not apply to corporate taxpayers.

You may owe taxes on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay.  For example, if you buy shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.  If a Fund declares a distribution in October, November, or December but pays it in January, you may be taxed on the amount of the distribution as if you had received it in the previous year.  Any gain resulting from selling or exchanging shares will generally be subject to Federal income tax.  Any such gain or loss upon a sale, redemption, or exchange of shares will be a capital gain or loss if you held the shares as a capital asset at the time of the sale, redemption, or exchange.  This gain or loss will generally be treated as long-term capital gain or loss if you held the shares for more than one year; otherwise such gain or loss will generally be treated as short-term capital gain or loss.

You must provide each Fund in which you invest with your correct taxpayer identification number and certify that you are not subject to backup withholding.  If you do not, the Funds will be required to withhold a portion of your taxable distributions and redemption proceeds as backup withholding.

This discussion relates only to Federal income tax.  Fund distributions and gains from sale of fund shares generally are subject to state and local taxes.  You should consult your tax advisor about the Federal, state, local or foreign tax consequences of your investment in a Fund.

JACKSON FUNDSSM

PRIVACY POLICY STATEMENT

The Jackson Funds considers the privacy of its investors to be of fundamental importance and has established a policy to maintain the privacy of the information you share with us.

Personal or “Confidential Information” We Collect

The Jackson Funds may collect and retain certain shareholder Confidential Information, including, but not limited to:

•
Information received from shareholders and their financial advisers (such as shareholder name, address, tax identification number, social security number, driver’s license number, financial or bank account number(s), and credit or debit account numbers);

•	An address received from a third party when a shareholder has moved;
•	Information, such as account balance and transaction activity (including, to the extent necessary for a shareholder’s account(s), investments with third parties), and
•	Information (commonly referred to as “cookies”) collected from the Web browser of a shareholder’s PC.

Confidential Information That We May Disclose

The Jackson Funds may occasionally disclose shareholder Confidential Information to affiliates and non-affiliates as permitted by law.  Instances where the Jackson Funds may share or use shareholder Confidential Information, include but are not limited to:

•	Disclosing shareholder Confidential Information to a third party in order to process account transactions;
•	Sharing shareholder Confidential Information with affiliates and non-affiliates to make shareholders aware of new funds or other services offered by the Jackson Funds;
•
Disclosing shareholder names and addresses to companies that mail Jackson Fund-related materials, such as shareholder reports (note that these companies may not use the information for any other purpose);

•	Disclosing shareholder Confidential Information to research companies that help conduct shareholder surveys to assess and improve the financial services provided by the Jackson Funds; and
•	Disclosing shareholder Confidential Information in connection with legal proceedings, such as responding to a subpoena.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

We restrict access to your nonpublic personal information to authorized employees.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.  These measures reflect our commitment to maintaining the privacy of your confidential information.  We appreciate the confidence you have shown by entrusting us with your assets.

If you would like to learn more or have any questions, please visit our website at www.jackson.com, or call us at 1-888-276-0061.

This Privacy Notice is not Part of the Prospectus.

Financial Highlights

The following table provides selected per share data for each Fund.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains.

The information has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report.

[to be filed by amendment]

PROSPECTUS

DECEMBER 27 , 2010

JNL INVESTORS SERIES TRUST

You can find more information about the Trust in:

•
The Trust’s Statement of Additional Information (“SAI”) dated December 27 , 2010 , which contains further information about the Trust and the Funds, particularly their investment practices and restrictions.  The current SAI is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

•
The Trust’s Annual and Semi-Annual Reports to shareholders, which show the Fund’s actual investments and include s financial statements as of the close of the particular annual or semi-annual period.  The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund’s performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiriesby calling 1-800-392-2909, or writing the JNL Investors Series Trust Service Center, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC’s Public Reference Room in Washington, D.C.  Reports and other information about the Trust also are available on the EDGAR database on the SEC’s Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section Washington, D.C., 20549-0102.  You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.

811-10041

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 27, 2010

JNL INVESTORS SERIES TRUST

This Statement of Additional Information (“SAI”) is not a prospectus.  It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Investors Series Trust Prospectus dated December 27 , 2010 (“Prospectus”).  The financial statements of the JNL Investors Series Trust are incorporated by reference (which means they legally are a part of this SAI) from the Trust’s Annual Report to shareholders.

You can obtain a copy of the current prospectus, SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-392-2909, or writing the JNL Investors Series Trust Service Center, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606.

Shareholder Communications with Trustees

Shareholders of the Funds comprising JNL Investors Series Trust can communicate directly with the Board of Trustees by writing to the Chairman of the Board, Dominic D’Annunzio, P.O. Box 30902, Lansing, MI 48909-8402.  Shareholders can communicate directly with an individual Trustee by writing to that Trustee at P.O. Box 30902, Lansing, MI 48909-8402.  Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

TABLE OF CONTENTS

General Information and History
Common Types of Investments and Management Practices
Additional Risk Considerations
Investment Restrictions Applicable to All Funds
Trustees and Officers of the Trust
Principal Holders of the Trust’s Shares
Investment Adviser, Sub-Advisers and Other Service Providers
Disclosure of Portfolio Information
Purchases, Redemptions and Pricing of Shares
Description of Shares; Voting Rights; Shareholder Inquiries
Tax Matters
Financial Statements
Appendix A – Ratings of Investments

GENERAL INFORMATION AND HISTORY

The JNL Investors Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust dated July 28, 2000.  The Trust currently offers Class A shares of JNL Money Market Fund and JNL/PPM America Total Return Fund (each a “Fund” and collectively, “Funds”).  The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”), whose shares are registered with the SEC under and the Securities Act of 1933, as amended (“1933 Act”).

COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

This section describes some of the types of securities the Funds may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management.  The Funds may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with each Fund’s investment objective(s) and policies described in the Prospectus and in this SAI.

Adjustable and Floating Rate Obligations. A Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds.  A Fund may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied.  The JNL Money Market Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days’ notice.  See also the discussion of “Variable Rate Securities” below.

Asset-Backed Securities.  A Fund may invest in asset-backed securities, which include mortgage-backed securities.  Asset-backed securities represent interests in pools of assets which are backed by assets such as, but not exclusively, installment sales contracts, credit card receivables, automobile loans and leases, equipment sales/lease contracts, obligation trusts, and commercial and residential mortgages. Most are structured as pass-through securities as described below.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities.  The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors.  As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.  A sub-adviser considers estimated prepayment rates in calculating the average weighted maturities of a Fund.  Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates.  In the event of a prepayment during a period of declining interest rates, a Fund may be required to invest the unanticipated proceeds at a lower interest rate.  Prepayments during such periods will also limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities may be classified as pass-through certificates or collateralized obligations.  Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets.  Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.  Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Such assets are most often trade, credit card or automobile receivables.  The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof.  Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided.  As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

If a Fund purchases an asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  However, though the value of an asset-backed security may decline when interest rates rise, the converse is not necessarily true.  As noted above, interest rate changes also affect prepayments, which in turn affect the yield on asset-backed securities.  For these and other reasons, an asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.   Asset-backed securities may, at times, be illiquid securities.

Bank Obligations.  A Fund may invest in bank obligations, which include certificates of deposit, bankers’ acceptances, and other short-term debt obligations.  Certificates of deposit are short-term obligations of commercial banks.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.  Certificates of deposit may have fixed or variable rates.  A Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Borrowing and Lending.  A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets, except that the JNL/PPM America Total Return Fund may borrow for such purposes up to 33 1/3% of its total assets. To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of its net assets.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.”  A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.  A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of a Fund’s forward commitment to repurchase the subject security.

Cash Position.  The JNL Money Market Fund may invest a certain portion of its assets in repurchase agreements and money market securities maturing in up to 397 days that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. A Fund also may invest cash balances in bank accounts, shares of affiliated money market funds, unaffiliated money market funds, high-quality, short-term debt instruments, cash and cash equivalents, and repurchase agreements.  For temporary, defensive purposes, a Fund may invest without limitation in such securities.  This reserve position provides flexibility in meeting redemptions, expenses, rebalances and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

Collateralized Debt Obligations.  A Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks which may include, but are not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”). A Fund may invest in CMOs, which are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities.  The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.”  Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations.  Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.  Under the CMO structure, the repayment of principal among the different tranches is prioritized in accord with the terms of the particular CMO issuance.  The “fastest-pay” tranche of bonds, as specified in the prospectus for the issue, would initially receive all principal payments.  When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired.  The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired.  Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.  Depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows.  For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral.  An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs.  The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile.  Some CMOs may also not be as liquid as other securities.

Commercial Paper.  A Fund may invest in commercial paper.  Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.  Commercial paper may have fixed, floating or variable rates, and generally a maturity of up to 270 days.

Convertible and Exchangeable Securities.  A Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities.  A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price increase in its underlying stock.  Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities.  They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree.  In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

A convertible security usually is issued by either an operating company or by an investment bank. When issued by an operating company, a convertible security usually will be senior in the issuer’s capital structure to common stock, but subordinate to other types of fixed income securities issued by that company. If and when the convertible security is “converted,” the operating company often issues new stock to the holder of the convertible security.  If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of, and is convertible through, the investment bank (or a special purpose entity created by the investment bank for such purpose). The issuer of a convertible security may be important in determining the security’s value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and upon conditions established at the time of issue.

Exchangeable securities often are issued by a company divesting a holding in another company. The primary difference between an exchangeable security and a traditional convertible security is the issuing company is different from the company that is the issuer of the underlying equity security into which the exchangeable security may be converted.

Diversification.  Each Fund is a “diversified company,” as that term is defined in the 1940 Act.  Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stocks may react similarly to and move in unison with these and other market conditions.  As a result of these factors, stocks in which the Funds invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.

Event-Linked Bonds.  A Fund may invest in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon.  They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.  If a trigger event occurs, a Fund may lose a portion or all of its principal invested in the bond.  If no trigger event occurs, the Fund will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses.  Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred.  An extension of maturity may increase volatility.  Event-linked bonds also may expose a Fund to certain unanticipated risks including issuer (credit) risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risks.

Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.  Event-linked bonds are typically rated, and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Fixed-Income Securities.  A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed-income securities represent a loan on money by the purchaser to the issuer. A fixed-income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time or at a specified date, called “maturity.” The security issuer typically must meet its obligations associated with its outstanding fixed-income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed-income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed-income securities, differing in the length of the issuer’s repayment schedule.

The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer.  The value of fixed-income securities generally rises when interest rates fall, and falls when interest rates rise.  Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

Floating and Adjustable Rate Obligations.  A Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds.  The Funds may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied.  The JNL Money Market Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days’ notice. Because of the adjustable or floating rate features of such obligations a Fund that invests in such securities will participate in increases in interest rates by earning higher interest payments. The Fund also will participate in decreases in interest rates. See also the discussion of “Variable Rate Securities” herein.

Foreign Currency Transactions.  A Fund that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Futures, Options and other Derivative Instruments” in the Additional Risk Considerations section herein), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts with terms generally of less than one year.  A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.  A Fund also may use foreign currency options and foreign forwards to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.  Forwards will be used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

Lock In.  When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge.  If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge.  If a Fund wants to a eliminate substantially all of the risk of owning a particular currency, or if the sub-adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar.  In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract.  The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the security.

Proxy Hedge.  A Fund might choose to use a “proxy” hedge, which may be less costly than a direct hedge.  In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated.  Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding.  This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Futures and Options.  Futures contracts are often used to manage risk, because they enable a Fund to buy or sell an asset in the future at an agreed upon price.  Options give a Fund the right, but not the obligation, to buy or sell an asset at a predetermined price in the future.  A Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets.  A Fund may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. Government securities, foreign government securities or equity or fixed-income securities.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Fund’s total return; and the potential loss from the use of futures and options can exceed the Fund’s initial investment in such contracts.  These instruments may also be used for non-hedging purposes such as increasing a Fund’s income.

A Fund’s use of commodity futures and commodity options trading should not be viewed as providing a vehicle for interest holder participation in a commodity pool.  Rather, in accordance with regulations of the Commodity Futures Trading Commission (“CFTC”), and an amendment and interpretation of those regulations by the CFTC, a Fund will generally employ such techniques for hedging purposes.  However, the Funds have filed a notice of exclusion from the term “commodity pool operator” with the CFTC and National Futures Association (“NFA”).

“Notional value” means, in the case of futures contracts, the size of the contract, in units, multiplied by the market price per unit and, in the case of commodity options, the size of the contract, in contract units, multiplied by the strike price per unit.

High-Yield/High-Risk Bonds.  Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due.  In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the value of the securities so affected and a decline in the value of its shares.  More careful analysis of the financial condition of issuers of lower-rated securities is therefore necessary.  During an economic downturn or a period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The prices of lower-rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer.  Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.  Since the previous major U.S. economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of likely behavior of such investments during such periods.  Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions.  Many high-yield bonds do not trade frequently.  When they do trade, their price may be substantially higher or lower than had been expected.  A lack of liquidity also means that judgment may play a bigger role in valuing the securities.  Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

A Fund may hold high-yield/high-risk bonds.  A Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market.  Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly.

Hybrid Instruments.  A Fund may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument.  Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or common stock index.  Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity.  Reference is made to the discussion of “Futures, Options, and Other Derivative Instruments” above for a discussion of these risks.  Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.  Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss.  In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor that the Fund must consider.  Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures on U.S. exchanges, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Indexed Bonds. A Fund may purchase inflation-indexed bonds.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time.  The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury (typically referred to as “TIPS”) have maturities of five (5), ten (10), and thirty (30) years, although it is anticipated that securities with other maturities may be issued in the future.  The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed, and will fluctuate.  Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price   Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Illiquid Securities.  A Fund may hold illiquid investments.  Illiquid investments are generally investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued.  Illiquid investments generally include: repurchase agreements not terminable within seven (7) days; securities for which market quotations are not readily available; restricted securities (securities that cannot be offered for sale to the public without first being registered under the 1933 Act) not determined to be liquid in accordance with guidelines established by the Fund’s Board of Trustees; over-the-counter (“OTC”) options and, in certain instances, their underlying collateral; and securities involved in cap, collar and floor transactions.  See the description of the Funds’ investment restrictions below for more information about the Funds’ policies with respect to investments in illiquid securities.

Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds’ shares.

Investment Companies.  A Fund may invest in other investment companies to the extent permitted under the 1940 Act.  As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in imposition of certain fees, including management and administrative fees, at two different levels.

A Fund may also invest, without limitation, in affiliated and unaffiliated money market funds in accordance with Rule 12d1-1 under the 1940 Act (see “Cash Position”).

Mortgage-Backed Securities.  A Fund may invest in mortgage-backed securities.  Mortgage-backed securities are securities representing an interest in a pool of mortgages.  The mortgages may be of a variety of types, including adjustable rate, conventional 30-year, fixed-rate, graduated payment, and 15-year.   The mortgages underlying the securities may also reflect credit quality differences (e.g. sub-prime mortgages).   Principal and interest payments made on the mortgages in the underlying mortgage pool of a mortgage-backed security held by a Fund are passed through to the Fund.  This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities’ weighted average life and may raise or lower their total return.  (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund.  This principal is returned to the Fund at par.  As a result, if a mortgage security were trading at a discount, its total return would be increased by prepayments. Conversely, if a mortgage security is trading at a premium, its total return would be decreased by prepayments.).  The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the issuer.  In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.  In the case of privately-issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Mortgage Dollar Rolls and U.S. Treasury Rolls.  A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.  During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities.  A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments.  A Fund may only enter into covered rolls.  A “covered roll” is a type of dollar roll for which the Fund maintains an offsetting cash or cash equivalent position which matures on or before the forward repurchase settlement date of the dollar roll transaction.  It will segregate and maintain cash, U.S. government securities or other liquid assets equal in value to its repurchase obligation and, accordingly, such dollar rolls will not be considered borrowings.  Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.  In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

In a U.S. Treasury roll, a Fund sells U.S. Treasury securities and buys back “when issued” U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the “when issued” U.S. Treasury security.  A Fund might enter into this type of transaction to (i) incrementally adjust the average maturity of its portfolio (which otherwise would constantly decrease with the passage of time), or (ii) increase the interest yield on its portfolio by extending the average maturity of the portfolio.  During the period before the settlement date of a U.S. Treasury roll, the Fund continues to earn interest on the securities it is selling, but does not earn interest on the securities it is purchasing until after the settlement date.  A Fund could suffer an opportunity loss if the counter-party to the roll transaction failed to perform its obligations on the settlement date, and if market conditions changed adversely between the date of the transaction and the date of settlement.  However, to minimize this risk, the Funds intend to enter into U.S. Treasury roll transactions only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Participation on Creditors Committees.  A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund.  Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.  A Fund will participate on such committees only when a sub-adviser believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund.  A Fund’s participation along with participation by an affiliate such as Jackson, including the sharing of legal expenses or settlement proceeds, could require prior SEC approval.

Participations and Assignments.  A Fund may invest in fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”).  A Fund may invest in such Loans in the form of participations in Loans (Participations) and assignments of all or a portion of Loans from third parties (“Assignments”).  Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower.  A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.  In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation.  As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.  In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.  A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the sub-adviser to be creditworthy.  When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations, because the market for certain instruments may not be highly liquid, such instruments may be resold only to a limited number of institutional investors.  The lack of a highly liquid secondary market for certain Assignments and Participations may have an adverse impact on the value of such instruments and may have an adverse impact on a Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, or a change in market conditions.  The Funds currently treat investments in Participations and Assignments as liquid securities, however, certain Assignments and Participations may be illiquid characteristics, and may be reviewed for liquidity by the Funds’ “Pricing Committee” as well as the Sub-Advisers.  However, the Trustees may in the future adopt guidelines for determining whether Assignments and Loan Participations are liquid or illiquid.

Portfolio Turnover.  A Fund may engage in short-term transactions if such transactions further its investment objective.  A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains.  The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities.  Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. In addition, some of the Funds rebalance annually and therefore, the portfolio turnover rate during the rebalance could be 100%.

Repurchase Agreements and Reverse Repurchase Agreements.  A Fund may invest in repurchase or reverse repurchase agreements.  A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand.  This technique offers a method of earning income on idle cash.  A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security.  A Fund will only enter into repurchase agreements that are fully collateralized.  For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

A Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects:  (1) the agreement has no set maturity, but instead matures upon 24 hours’ notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement.  In addition, a Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price.  Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as U.S. Treasury bills and notes.

Rule 144A Securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act.  The sub-advisers, under the supervision of the Board and in accordance with guidelines approved by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact.  In making this determination the sub-advisers will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the sub-advisers could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The sub-advisers will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, the sub-advisers determines that a Rule 144A security is no longer liquid, the sub-advisers will review a Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Securities Lending.  The JNL/PPM America Total Return Fund may lend securities to broker-dealers and financial institutions to realize additional income.  As a fundamental policy, the Fund will not lend securities if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties.  Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (i) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (ii) each Fund must receive any dividends or interest paid by the issuer on such securities; (iii) each Fund must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (iv) each Fund must receive either interest from the investment of collateral or a fixed fee from the borrower.  A Fund might experience a loss if the borrowing broker-dealer or financial institution breaches its agreement with the Fund or if the investments held in the collateral pool experience losses.  The Funds bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default.  Although securities loans will be fully collateralized at all times, a Fund may experience delays in, or be prevented from, recovering the collateral.  During the period that the Fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value.  A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment.  A Fund may also incur expenses in enforcing its rights.  If a Fund has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

Short-Term Corporate Debt Securities.  A Fund may invest in short-term corporate debt securities.  These are non-convertible corporate debt securities (e.g., bonds, debentures or notes) which have one year or less remaining to maturity.  Short-term corporate debt securities may have fixed, variable, or floating rates.

Stripped Mortgage-Backed Securities.  A Fund may purchase stripped mortgage-backed securities, which may be considered derivative mortgage-backed securities. Stripped mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government or by private entities.  Stripped mortgage-backed securities have greater volatility than other types of mortgage-backed securities.  Stripped mortgage-backed securities are structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  In the most extreme case, one class will receive all of the interest (IOs, or “interest-only” securities), while the other class will receive all of the principal (POs, or “principal-only” securities).  The yield to maturity of such mortgage-backed securities that are purchased at a substantial discount or premium are extremely sensitive to changes in interest rates as well as to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates.  The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or AA or is derived from a full faith and credit obligation of an agency or instrumentality of the U.S. government.  Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

Supranational Agency Securities. A Fund may invest in securities issued or guaranteed by certain supranational entities, such as the International Development Bank or International Monetary Fund .

Swap Agreements. A Fund may enter into interest rate, total return, credit default, indices (including but not limited to credit default, commercial mortgage-backed securities and other similar indices), spread-lock, credit-linked notes (with embedded swaps) and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. Each Fund may also enter into options on swap agreements and other types of swaps agreements . These transactions are entered into an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.  In addition, the Fund may enter into such transactions to manage certain risks and to implement investment strategies in a more efficient manner.  Swap agreements are typically two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  Forms of swap agreements include interest rate “caps,” under which, in return for premium, one party agrees to make payments to the other to the extent that interest rates rise above a specified rate; interest rate “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate; and interest rate “collars,” under which a party sells a “cap” and purchases a “floor” or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum values.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (“net amount”).  A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio.  The Fund may also collateralize the net amounts under a swap agreement by delivering or receiving cash and securities if exposures exceed certain minimum thresholds.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the 1940 Act’s restriction concerning issuance by a Fund of senior securities.  A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are primarily two party contracts and because they may have terms of greater than seven days, swap agreements may be construed to be illiquid.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness as established by the applicable sub-adviser.  Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Funds at market value.  In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, in applying certain of the Funds’ investment policies and restrictions the Fund will generally value the credit default swap at its notional amount but may value the credit default swap at market value for purposes of applying certain of the Funds’ other investment policies and restrictions and for calculating NAVs .  The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

A Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment (premium payment) and recover nothing. However, if an event of default occurs and the counterparty fulfills its payment obligation under the swap agreement, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the Fund (if the seller) must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Unseasoned Issuers. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. Government Obligations.  Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the U.S. Treasury; though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality. Securities of U.S. Government agencies and instrumentalities may, in certain circumstances, be treated as U.S. Government securities.  The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

There is a risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.  No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.  In addition, new accounting standards and future Congressional action may affect the value of FNMA and FHLMC debt.

U.S. Government Securities.  U.S. Government securities are issued or guaranteed as to principal and interest by U.S. government agencies or instrumentalities.  These securities are distinguished from U.S. government obligations issued by the U.S. Treasury, described below.  Government agency and instrumentality securities include securities issued by the Federal National Mortgage Association (“Fannie Mae”), Government National Mortgage Association (“Ginnie Mae”), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Student Loan Marketing Association, and the Tennessee Valley Authority.  Some of these securities, such as those issued by Ginnie Mae, are supported by the full faith and credit of the U.S. government; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition.  Under the conservatorship, the management of FNMA and FHLMC was replaced.  Additionally, FNMA and FHLMC are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship.  First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that FNMA and FHLMC maintain a positive net worth.  FNMA and FHLMC’s common and preferred shareholders will bear any losses ahead of the new government senior preferred shares.  Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009.  Also, the U.S. Treasury has initiated a program to purchase FNMA and FHLMC mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

Variable Rate Securities.  Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations.  The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

A Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades.  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.  A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.  A Fund has adopted a policy under which a Fund will not invest more than 5% of its assets in any combination of inverse floaters, interest only (“IO”), or principal only (“PO”) securities.

When-Issued Securities and Forward Commitment Contracts.  A Fund may purchase securities on a when-issued or delayed delivery basis (“when-issueds”) and may purchase securities on a forward commitment basis (“forwards”).  Any or all of a Fund’s investments in debt securities may be in the form of when-issueds and forwards.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date.  Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  The purchase of these securities will result in a loss if their value declines prior to the settlement date.  This could occur, for example, if interest rates increase prior to settlement.  The longer the period between purchase and settlement, the greater the risk.  At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value.  The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward commitments during the period between the purchase and the settlement.  During this period, alternative investment options are not available to the Fund to the extent of the segregated cash or liquid assets.

Writing Covered Options on Securities.  A Fund may “write” (sell) covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the sub-adviser determines is appropriate in seeking to attain a Fund’s investment objective.  Call options written by a Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

A Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  A Fund may also write combinations of covered puts and covered calls on the same underlying security.

A Fund will receive a premium from writing an option, which increases the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, a Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, a Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Zero Coupon, Stripped and Pay-in-Kind Bonds.  Unless otherwise stated herein, a Fund may invest up to 10% of its total assets in “zero coupon” bonds or “strips.”  Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value.  Principal and accreted discount (representing interest accrued but not paid) are paid at maturity.  Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.  A Fund may also purchase “pay-in-kind” bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon, stripped and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  The value of zero coupon or stripped securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities of similar quality and with similar maturities.  Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Current federal income tax law requires holders of zero coupon and stripped securities, certain pay-in-kind securities, and certain other securities acquired at a discount, to accrue current interest income with respect to such securities even though no payment of interest is actually received, and a regulated investment company, such as a Fund, may be required to distribute its net income, including the interest income accrued but not actually received, to its shareholders. To avoid income or excise tax, a Fund may be required to distribute income accrued with respect to these discount securities, and may need to dispose of other securities owned to generate cash sufficient to make such distributions. The operation of these tax requirements may make such investments less attractive to investment companies and to taxable investors.

ADDITIONAL RISK CONSIDERATIONS

Futures, Options and Other Derivative Instruments.  The use of futures, options, and forward contracts, exposes a Fund to additional investment risks and transaction costs.  If the sub-adviser seeks to protect a Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Fund, that Fund could be left in a less favorable position than if such strategies had not been used.  Risks inherent in the use of futures, options, and forward contracts include:  (i) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (ii) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (iv) the possible absence of a liquid secondary market for any particular instrument at any time.

High-Yield Foreign Sovereign Debt Securities.  Investing in fixed and floating rate high-yield foreign sovereign debt securities will expose the Fund investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. (See “Foreign Securities.”)  The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries are also characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

Hybrid Instruments. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity.  Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks.  Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.  Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss.  In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor that the Fund must consider.  Hybrid instruments also may not be subject to regulation of the U.S. Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures on U.S. exchanges, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Recent Market Events .   Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally.  While entire markets have been affected, issuers that have exposure to the real estate, mortgage and credit markets have been particularly vulnerable.  These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments.

The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable.  Such legislation or regulation could limit or preclude a Fund's ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Money Market Fund Investments

The JNL Money Market Fund (“Money Market Fund”) will comply with Rule 2a-7 (“Rule”) under the 1940 Act, including the diversification, quality and maturity limitations imposed by the Rule.  The Rule is applicable to any registered investment company, which holds itself out as a “money market” fund and which seeks to maintain a stable net asset value per share by either the “amortized cost” or “penny rounding” methods of determining net asset value.

It is the policy of the Money Market Fund to seek to maintain a stable net asset value per share of $1.00.  The portfolio investments of the Money Market Fund is valued on the basis of their “amortized cost” in accordance with the Rule.  This involves valuing an investment at its cost initially and, thereafter, assuming a constant rate of amortization to maturity of the investment of any discount or premium, regardless of the impact of fluctuating interest rates on the fair market value of the investment during the period in which it is held by a Money Market Fund prior to its maturity.  While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the investment in the market.  The Rule imposes certain diversification, quality and maturity requirements for money market funds in order to reduce the risk the Money Market Fund’s net asset value per share as determined by the fair market value of the investments held will materially differ from the Money Market Fund’s net asset value per share determined on the basis of amortized cost. However, there can be no assurance the Money Market Fund will be able to maintain a stable net asset value per share of $1.00.

Pursuant to the Rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, and may invest only in U.S. dollar-denominated “Eligible Securities” (as that term is defined in the Rule) that have been determined by the sub-adviser, pursuant to procedures approved by the Trustees, to present minimal credit risks.  Generally, an Eligible Security is a security that: (i) has a remaining maturity of 397 days or less; and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by a nationally recognized statistical rating organizations (“NRSRO.  An unrated security may also be an Eligible Security if the sub-adviser determines that it is of comparable quality to a rated Eligible Security pursuant to the guidelines approved by the Trustees.  A description of the ratings of some NRSROs appears in the Appendix to this Statement of Additional Information.  Securities in which the Fund invests may be subject to liquidity or credit enhancements.  These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

Under the Rule, the Money Market Fund may not invest more than five percent of its assets in the securities of any one issuer, other than the U.S. government, its agencies and instrumentalities.  A “first tier security” is an Eligible Security that has received a short-term rating from the requisite NRSROs in the two (2) highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality.   G overnment securities are also considered to be first tier securities.  The Money Market Fund may not invest in a security that has received, or is deemed comparable in quality to a security highest rating by the requisite number of NRSROs (a “second tier security”) if immediately after the acquisition thereof the Money Market Fund would have invested more than (i) one-half of one percent of its total assets in securities issued by that issuer which are second tier securities; or (ii) three percent ( 3%) of its total assets in securities that are second tier securities .   The Fund shall not acquire a second tier security with a remaining maturity of greater than 45 calendar days.

The Fund cannot acquire any security, other than a “daily liquid asset” if, immediately after the acquisition, the Fund would have less than ten percent (10%) of its total assets invested in daily liquid assets.  The Fund cannot acquire any security, other than a “weekly liquid asset” if, immediately after the acquisition, the Fund would have less than thirty percent (30%) of its total assets invested in weekly liquid assets.

INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

Fundamental Policies Applicable to All Funds.  A Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval.  Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a Fund if a matter affects just the Fund); or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Fund) are present or represented by proxy.  Unless otherwise indicated, all restrictions apply at the time of investment.

With respect to the submission of a change in an investment policy to the holders of outstanding voting interests of a particular Fund, such matter shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting interests of such Fund vote for the approval of such matter, notwithstanding that: (i) such matter has not been approved by the holders of a majority of the outstanding voting interests of any other Funds affected by such matter, and (ii) such matter has not been approved by the vote of a majority of the outstanding voting Fund interests.

(1)
The Money Market Fund may not invest more than 25% of the value of its respective assets in any particular industry, except that the Money Market Fund may invest more than 25% in the domestic banking industry, including, where applicable, United States branches of foreign banks.  In certain situations, instruments issued by foreign branches of domestic banks, where appropriately backed by a United States domestic bank parent, will be considered instruments of United States domestic banks.  It should be noted that United States domestic bank investment instruments are not guaranteed by the Federal Deposit Insurance Company (FDIC), nor any other government agency.  We cannot guarantee the value of any United States domestic bank investment instruments.

(2)
A Fund may not invest directly in real estate or interests in real estate (excluding Real Estate Investment Trusts or any listed properties trust); however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

(3)	A Fund may not purchase or sell commodities.

(4)
A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of portfolio securities of such Fund.

(5)
No Fund may lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

(6)
A Fund may not issue senior securities except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% (33 1/3% for JNL/PPM America Total Return Fund) of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).  If borrowings exceed 25% of the value of a Fund’s (not applicable to JNL/PPM America Total Return Fund) total assets by reason of a decline in net assets, a Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation.  This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated.

(7)
A Fund will not borrow money, except for temporary or emergency purposes, from banks.  The aggregate amount borrowed shall not exceed 25% (except the JNL/PPM America Total Return Fund may borrow up to 33 1/3% of its total assets) of the value of a Fund’s assets.  In the case of any borrowing, a Fund may pledge, mortgage or hypothecate up to 15% of its assets.

(8)	A Fund may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.

(9)
No Fund will invest more than 25% of the value of their respective assets in any particular industry (other than U.S. government securities).  The term “industry” is broad and may reasonably be interpreted to be classified differently among the sub-advisers.  For example, on its face, the telecommunications industry could be considered one (1) industry, however, the telecommunications industry is actually comprised of several services, such as, cellular, long-distance, paging and messaging, satellite or data, and the Internet.  Each of the foregoing services may be considered a separate industry.  Industries continue to expand over time, and certain issuers may be considered part of a specific industry at the time of investment, and due to changes in the marketplace or issuer business fundamentals, move to a different industry over the course of the investment time horizon.

(10)	Each Fund is a “diversified” company as that term is defined under the 1940 Act.

Operating Policies. The Trustees have adopted additional investment restrictions for the Funds.  These restrictions are operating policies of each Fund and may be changed by the Trustees without shareholder approval.  The additional investment restrictions adopted by the Trustees to date include the following:

For the JNL/PPM America Total Return Fund:

(a)
The Fund may invest up to 20% of its total assets in non-investment grade, fixed income securities rated at least B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by the sub-adviser to be of comparable quality.

(b)	The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies.

(c)	The Fund may invest up to 15% of its total assets in securities of issuers based in emerging markets.

(d)	The Fund may not invest more than 5% of its net assets in any combination of inverse floater, interest-only or principal-only securities.

  JNL Money Market Fund:

(a)
The Fund may not invest more than 5% of its assets in the securities of any one issuer or invest more than 5% of its assets in securities (other than U.S. government securities and repurchase agreements on such securities) that have not been rated in the highest category by the requisite rating agencies or, if unrated, have not been deemed to be of comparable quality, as determined in accord with Rule 2a-7 under the 1940 Act.

(b)
The Fund may invest more than 25% of its total assets in the domestic banking industry.  There are no limitations on investments in U.S. government securities, including obligations issued or guaranteed by its agencies or instrumentalities.

Rule 35d-1.  Certain of the Funds, as noted immediately above or in the prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

These 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval.  Nevertheless, the Board of Trustees has adopted a policy requiring not less than sixty (60) days written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.  This includes Funds of the JNL Investors Series Trust the names of which include terms that suggest a focus on a particular type of investment.

Non-Fundamental Investment Restrictions.  Unless otherwise indicated, all limitations applicable to a Fund’s investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of a Fund’s assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

TRUSTEES AND OFFICERS OF THE TRUST

The officers of the Trust manage its day-to-day operations and are responsible to the Trust’s Board of Trustees.  The Trustees set broad policies for each Fund and choose the Trust’s officers. All of the Trustees also serve as Trustees and Managers for the other investment companies in the Fund Complex (as defined below).

The following is a list of the Trustees and officers of the Trust, a statement of their present positions and principal occupations during the past five years.  The following also lists the number of portfolios overseen by the Trustees and other directorships of public companies or other registered investment companies held by the Trustees.

For purposes of this section, the term “Fund Complex” includes each of the following investment companies:  JNL® Series Trust ( 78 portfolios), JNL Investors Series Trust (2 portfolios), JNL Variable Fund LLC (20 portfolios).  Some of the Trustees and officers are also Trustees and officers of other Funds in the Fund Complex.

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Interested Trustee
Mark D. Nerud (44) 1 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/ 20 07 to present) President and Chief Executive Officer (12/ 20 06 to present)	100
Principal Occupation(s) During Past 5 Years:
Chief Executive Officer of the Adviser (1/2010 to present); President of the Adviser (1/ 20 07 to present); Chief Financial Officer of the Adviser (11/ 20 00 to 1/ 20 07) and Managing Board Member of the Adviser (11/ 20 00 to 11/ 20 03) (1/ 20 07 to present); President and CEO of other Investment Companies advised by the Adviser (12/ 20 06 to present); Vice President (8/ 19 97 to 12/ 20 06), Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser (12/ 20 02 to 12/ 20 06); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/ 20 00 to 12/2009 )

Other Directorships Held by Trustee: None
Disinterested Trustees
Michael Bouchard (54) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/ 20 03 to present)	100
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/99 to present)
Other Directorships Held by Trustee: None
William J. Crowley, Jr. (64) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/ 20 07 to present)	100
Principal Occupation(s) During Past 5 Years: Managing Partner (Baltimore Office) – Arthur Andersen LLP (2001 to 2002); Board Member of various corporate boards (2002 to present)
Other Directorships Held by Trustee:
Director of Alpha Natural Resources; Director of Foundation Coal Holdings, Inc. (from 12/ 20 04 until 7/ 20 09 when the company was acquired); Director of Bio Veris Corporation (from 5/ 2003 until 6/ 20 07 when the company was acquired); Director of Provident Bankshares Corporation (from 5 / 20 03 until 5/ 20 09 when company was acquired)

Dominic D’Annunzio (72) 1 Corporate Way Lansing, MI 48951	Chairman of the Board 2 (2/ 20 04 to present) Trustee 2 (2/ 20 02 to present)	100
Principal Occupation(s) During Past 5 Years: Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) and (8/97 to 5/98)
Other Directorships Held by Trustee: None
Michelle Engler (52) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/ 20 03 to present)	100
Principal Occupation(s) During Past 5 Years: Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002)
Other Directorships Held by Trustee: Director of Federal Home Loan Mortgage Corporation (2001 to 9/2008)
James Henry, Ph.D. (71) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/ 20 07 to present)	100
Principal Occupation(s) During Past 5 Years: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to July 2009 )
Other Directorships Held by Trustee: None
Richard McLellan (68) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/ 19 94 to present)	100
Principal Occupation(s) During Past 5 Years:
Attorney (2010 to present); Senior Counsel, Dykema Gossett PLLC (2007 to 2009); Member, Dykema Gossett PLLC (Law Firm) (1973 to 2007); Adjunct Professor, Michigan State University (2008 to present)

Other Directorships Held by Trustee: Member of the Board of Directors of ITC Holdings Corp. (11/2007 to present)
William R. Rybak (59) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/ 20 07 to present)	100
Principal Occupation(s) During Past 5 Years: Board Member of various corporate boards (see below) (2002 to present)
Other Directorships Held by Trustee:
Member of the Board of Directors of Christian Brothers Investments, Inc. (2010 to present); Chairman of the Board of Trustees of Lewis University (1982 – 2009) and Chair Emeritus (2009 to present); Member of the Board of Directors of Howe Barnes Hoefer Arnett (2001 to present); Member of the Boards of each of the Calamos Mutual Funds (2002 to present) since 2002; Member of the Board of Directors of The PrivateBancorp (2003 to present); Chairman of the Board of Trustees of St. Coletta’s of Illinois (2004 to 2007) and Member of the Board (2000 to 2007)

Patricia A. Woodworth (55) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/ 20 07 to present)	100
Principal Occupation(s) During Past 5 Years:
Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present); Executive Vice President for Finance and Administration, Chief Financial Officer, Art Institute of Chicago (2002 to 11/2007)

Other Directorships Held by Trustee: None

1 Mr. Nerud is an “interested person” of the Trust due to his position with Jackson National Life Insurance Company®, which is the parent company of Jackson National Asset Management, LLC.
2 The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Officers
Karen J. Buiter (45) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/ 20 08 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Assistant Vice President – Financial Reporting of the Adviser (4/ 20 08 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (12/ 20 08 to present); Treasurer of Henderson Global Funds (2/ 20 04 to 3/ 20 08); Assistant Controller of Code, Hennessy & Simmons LLC (2002 to 2004)

Other Directorships Held by Trustee: Not Applicable
Kelly L. Crosser (37) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/ 20 07 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Assistant Secretary of other Investment Companies advised by the Adviser (9/ 20 07 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/ 20 07 to present); Mutual Fund Compliance Analyst of Jackson National Life Insurance Company (2/ 20 06 to 4/07 ); Senior Paralegal of Jackson National Life Insurance Company (6/ 20 04 to 2/ 20 06); Paralegal of Jackson National Life Insurance Company (7/ 20 01 to 6/ 20 04)

Other Directorships Held by Trustee: Not Applicable
Steven J. Fredricks (39) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/ 20 05 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/ 20 05 to present); Attorney of Jackson National Life Insurance Company (2/ 20 02 to 1/ 20 05)

Other Directorships Held by Trustee: Not Applicable
Danielle A. Hernandez (30) 1 Corporate Way Lansing, MI 48951	Anti-Money Laundering Officer (12/ 20 07 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Senior Compliance Analyst of the Adviser (6/ 20 09 to present); Compliance Analyst of the Adviser (08/ 20 06 to 6/ 20 09); Administrative Assistant of the Adviser (12/ 20 05 to 08/ 20 06); Executive Assistant at the U.S. House of Representatives, Washington, D.C. (2002 to 2005)

Other Directorships Held by Trustee: Not Applicable
Daniel W. Koors (40) 1 Corporate Way Lansing, MI 48951	Vice President, Treasurer and Chief Financial Officer (12/ 20 06 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Senior Vice President of the Adviser (1/ 20 09 to present) and Chief Financial Officer of the Adviser (1/ 20 07 to present); Vice President of the Adviser (1/ 20 07 to 12/ 20 08); Vice President, Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/ 20 06 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (9/ 20 06 to 12/ 20 06); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/ 20 06 to present); Partner of Deloitte & Touche LLP (2003 to June 2006)

Other Directorships Held by Trustee: Not Applicable
Michael Piszczek (52) 1 Corporate Way Lansing, MI 48951	Vice President (11/ 20 07 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Vice President of other Investment Companies advised by the Adviser (11/ 20 07 to present); Assistant Vice President – Tax of the Adviser (11/ 20 07 to present); Assistant Vice President – Nuveen Investments (4/ 19 99 to 8/ 20 07); Assistant Vice President and Assistant Secretary – Nuveen Funds (4/ 19 99 to 8/ 20 07)

Other Directorships Held by Trustee: Not Applicable
Susan S. Rhee (38) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (2/ 20 04 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years:
Senior Vice President and General Counsel of the Adviser (1/2010 to present); Chief Legal Officer (7/ 20 04 to 12/2009 ) and Secretary (11/ 20 00 to present) of the Adviser; Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser (2/ 20 04 to present); Assistant Vice President of Jackson National Life Insurance Company (8/ 20 03 to present); Associate General Counsel of Jackson National Life Insurance Company (7/ 20 01 to present)

Other Directorships Held by Trustee: Not Applicable

Committees of the Board of Trustees

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies.  The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust’s independent registered public accounting firm, and for the approval of the auditor’s fee.  The Audit Committee also reviews the Trust’s internal controls regarding finance, accounting, legal compliance and the Trust’s auditing, accounting and financial processes generally.  The Audit Committee also serves as the Trust’s “Qualified Legal Compliance Committee”, for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the Securities and Exchange Commission.  Messrs. Crowley, D’Annunzio, Henry, and Ms. Woodworth are members of the Audit Committee.  Ms. Woodworth serves as Chair of the Audit Committee.  The Audit Committee had four meetings in the last fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when there are missing prices, other circumstances requiring determination of fair value of portfolio securities, or pricing errors.  Messrs. Nerud, Koors, Kenely and Fredricks (non-voting) are members of the Pricing Committee.  Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board.  The Pricing Committee had 12 meetings in the last fiscal year.

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees.  The Governance Committee will accept shareholder trustee nominations. Any such nominations should be sent to the Trust’s Governance Committee, c/o Chair of the Governance Committee, Mr. Richard McLellan, P.O. Box 30902, Lansing, Michigan 48909-8402.  Mssrs. Bouchard, D’Annunzio, McLellan, Rybak and Mrs. Engler are members of the Governance Committee.  Mr. McLellan serves as Chair of the Governance Committee.  Mr. D’Annunzio is an ex officio (non-voting) member of the Governance Committee.  The Governance Committee had three meetings in the last fiscal year.

The Investment Committees review the performance of the Funds.  Each Committee meets at least four times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting.  Each disinterested Trustees sits on one of the two Committees.  Mssrs. Crowley, D’Annunzio, Henry, and McLellan are members of Investment Committee A.  Mr. Crowley serves as Chair of Investment Committee A.  Mssrs. Bouchard and Rybak and Mesdames Engler and Woodworth are members of Investment Committee B.  Mr. Rybak serves as Chair of Investment Committee B.  The Trustees do not receive any additional compensation for their service on the Investment Committees.

Certain Positions of Disinterested Trustees and their Family Members

None of the disinterested Trustees, nor any member of a disinterested Trustee’s immediate family, held any position (other than the disinterested Trustee’s position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

Ownership of Trustees of Shares in the Funds of the Trust

As of December 31, 2009 , the Trustees beneficially owned the following interests in shares of the Funds:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of equity Securities in All registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Mark D. Nerud1	None	Over $100,000
Michael Bouchard	None	Less than $10,000
William J. Crowley, Jr.3	$10,001 to $50,000	Over $100,000
Jackson Perspective Money Market Fund4
Dominic D’Annunzio 3	$50,001 to $100,000	Over $100,000
Jackson Perspective Money Market Fund4
Michelle Engler	None	None
James Henry	None	None
Richard McLellan2	None	Over $100,000
William R. Rybak	None	None
Patricia A. Woodworth 3	$10,001 to $50,000	Over $100,000
Jackson Perspective Index 5 Fund4 Jackson Perspective Optimized 5 Fund4

1 The beneficial interests of Mr. Nerud in shares of the Funds are held by him through a qualified retirement plan maintained by Jackson for its officers and employees.
2 Mr. McLellan owns a Jackson National Life Insurance Company variable annuity under which his investment is allocated to the investment divisions that invest in the Funds.
3 Pursuant to the Deferred Compensation Plan, Mssrs. Bouchard, Crowley and D’Annunzio and Ms. Woodworth deferred a portion of their compensation into shares of one or more series of JNL Investors Series Trust.
4 Since December 31, 2008, the date of the table, the Jackson Perspective Money Market Fund, the Jackson Perspective Index 5 Fund and the Jackson Perspective Optimized 5 Fund have been liquidated and, therefore, are no longer Funds of the Trust.

Ownership by Disinterested Trustees of Interests in Certain Affiliates of the Trust

As of December 4, 2009, none of the disinterested Trustees, nor any member of a disinterested Trustee’s immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of the Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of the Fund.

Selection of Trustee Nominees

The Board is responsible for considering trustee nominees at such times as it considers electing new Trustees to the Board.  The Governance Committee, on behalf of the Board, leads the Board in its consideration of Trustee candidates.  The Board and Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms that the Board or the Governance Committee may engage from time to time and will also consider shareholder recommendations.  The Board has not established specific, minimum qualifications that it believes must be met by a Trustee nominee.  In evaluating trustee nominees, the Board and Governance Committee consider, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules.  The Board and Governance Committee also consider whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.  There are no differences in the manner in which the Board and Governance Committee evaluate nominees for Trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Governance Committee, Richard McLellan, P.O. Box 30902, Lansing, Michigan 48909-8402.  At a minimum, the recommendation should include:

•	The name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

•	A statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940, as amended;

•	Any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	The name and address of the person submitting the recommendation, together with an affirmation of the person’s investment, in the Funds and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Board in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential plc (the parent company of the Funds’ investment adviser and distributor) would be deemed an “interested person” under the 1940 Act.  In addition, certain other relationships with Prudential plc or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Board decides to nominate an individual as a Trustee, Board members customarily interview the individual in person.  In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a Trustee of a registered investment company.

Additional Information Concerning The Trustees

The table below briefly discusses, for each Trustee, the particular experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as a Trustee.  The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination.  In reaching their conclusions, the Trustees considered various facts and circumstances and did not identify any factor as controlling, and individual Trustees may have considered additional factors or weighed the same factors differently.

Mark D. Nerud, CPA. Mr. Nerud is President and CEO of the Adviser, and President and CEO of other investment companies advised by the Adviser.  Mr. Nerud also served as Vice President – Fund Accounting & Administration of Jackson for 10 years.  Mr. Nerud is the former Chief Financial Officer of the Adviser and of other investment companies advised by the Adviser.  Mr. Nerud has a Bachelor of Arts in Economics from St. Olaf College.

The Board considered Mr. Nerud’s various roles and executive experience with the Adviser, his executive experience, financial and accounting experience, academic background, and his approximately three years experience as Trustee of the Trust.

Michael Bouchard.   Mr. Bouchard is currently Sherriff of Oakland County Michigan.  Mr. Bouchard has a Bachelors degree from Michigan State University , where he majored in criminal justice and police administration.

The Board considered Mr. Bouchard’s executive experience, academic background, and his approximately six years experience as Trustee of the Trust.

William J. Crowley, Jr.   Mr. Crowley formerly served as Managing Partner (Baltimore Office) of Arthur Anderson, and currently serves on the board of Foundation Coal Holdings, Inc. and Provident Bankshares Corporation (a bank). Mr. Crowley has a Bachelor of Arts and a Masters in Business Administration from Michigan State University.

The Board considered Mr. Crowley’s accounting and financial experience, board experience with other companies, academic background, and his approximately three years experience as Trustee of the Trust.

Dominic D’Annunzio. Mr. D’Annunzio is currently the Chairman of the Board.  Mr. D’Annunzio is a former Acting Commissioner of Insurance for the State of Michigan.  Mr. D’Annunzio graduated from Walsh College with a degree in accounting and financial administration.

The Board considered Mr. D’Annunzio’s experience with insurance matters, academic background, and his approximately nine years experience as Trustee of the Trust, including six years as Chairman of the Board.

Michelle Engler. Ms. Engler is a practicing attorney and former First Lady of the State of Michigan.  Ms. Engler is a former director of Federal Home Loan Mortgage Corporation.  Ms. Engler received her bachelor’s degree in government at the University of Texas and is a graduate of the University of Texas Law School.

The Board considered Ms. Engler’s executive experience, board experience with a financial company, academic background, legal training and practice, and her approximately six years experience as Trustee of the Trust.

James Henry, Ph.D. Mr. Henry is Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University. Mr. Henry has an undergraduate degree in business and an MBA from Ohio University.  He also has a Master’s degree in accounting and a Doctorate in finance, accounting and economics Syracuse University.

The Board considered Mr. Henry’s financial experience, academic background and his approximately three years experience as Trustee of the Trust.

Richard McLellan.   Mr. McLellan is Senior Counsel, and former Member of Dykema Gossett PLLC (law firm).  He is an Adjunct Associate Professor at Michigan State University. Mr. McLellan received his bachelor’s degree from Michigan State University and is a graduate of the University of Michigan Law School.

The Board considered Mr. McLellan’s legal training and practice, academic background and his approximately fourteen years experience as Trustee of the Trust.

William R. Rybak. Mr. Rybak formerly served as Chief Financial Officer of Van Kampen Investments and is a Board Member of several corporate boards, including another mutual fund company.  Mr. Rybak has a Bachelor of Arts degree in Accounting from Lewis University and a Masters of Business Administration from the University of Chicago.

The Board considered Mr. Rybak’s board experience with other companies, financial experience, academic background and approximately three years experience as Trustee of the Trust.

Patricia A. Woodworth. Ms Woodworth is Vice President, Chief Financial Officer and Chief Operating Officer of The J. Paul Getty Trust, and is former Executive Vice President for Finance and Administration, Chief Financial Officer of the Art Institute of Chicago.  Ms. Woodworth has a Bachelor of Arts from the University of Maryland.

The Board considered Ms. Woodworth’s executive experience, financial experience, academic background, and approximately three years experience as Trustee of the Trust.

Trustee Compensation

The Trustee who is an “interested person” receives no compensation from the Trust.   Effective January 1, 2010, the Trustee who is an “interested person” receives no compensation from the Trust.  Each disinterested Trustee (except the Chairman of the Board) is paid by the Funds an annual retainer of $90,000, as well as a fee of $7,000 for each meeting of the Board of Trustees attended.  The Chairman of the Board of Trustees receives an annual retainer of $120,000, as well as a fee of $7,000 for each in-person meeting of the Board of Trustees attended.  The Chair of the Audit Committee receives an additional annual retainer of $15,000 for services in that capacity.  The members of the Audit Committee receive $2,500 for each in-person or telephonic Audit Committee meeting.  The Chair of the Governance Committee receives an additional annual retainer of $15,000 for services in that capacity.  The members of the Governance Committee will receive $2,500 for each in-person or telephonic Governance Committee meeting.  If a Trustee participates in a Board meeting by telephone, the Trustee will receive half of the meeting fee.

Trustees will receive $2,500 per day plus travel expenses when traveling, on behalf of a Fund, out of town on Fund business (which, generally, does not include attending educational sessions or seminars).  However, if a Board or Committee meeting is held out of town, Trustees will not receive the “per diem” fee plus the Board or Committee fee for such out of town meeting, but rather will receive the greater of $2,500 or the meeting fee.

The disinterested Trustees and the Trust’s Chief Compliance Officer received the following compensation for their services during the fiscal year ended October 31, 2010 : [to be updated by amendment]

Trustee	Aggregate Compensation from the Trust1	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Michael Bouchard		$$0	$0	$4
William J. Crowley, Jr.		$$0	$0	$5
Dominic D’Annunzio 3		$$0	$0	$6
Michelle Engler		$$0	$0	$
James Henry		$$0	$0	$
Richard McLellan		$$0	$0	$
William R. Rybak		$$0	$0	$
Patricia Woodworth		$$0	$0	$7
Steven J. Fredricks 2		$$0	$0	$

1 The fees paid to the independent Trustees are paid for combined meetings of all Funds in the Fund Complex.  The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.  The total fees to all the independent Trustees are $ ___________ .
2 Mr. Fredricks’ compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex.  The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.
3 Mr. D’Annunzio is an ex officio (non-voting) member of the Governance Committee.  Therefore, he does not receive any compensation as a member of the Governance Committee.
4 Amount includes $ ______ deferred by Mr. Bouchard.
5 Amount includes $ ______ deferred by Mr. Crowley.
6 Amount includes $ ______ deferred by Mr. D’Annunzio.
7 Amount includes $ ______ deferred by Ms. Woodworth.

Neither the Trust nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

PRINCIPAL HOLDERS OF THE TRUST’S SHARES

As of ____________ , 2010 [to be updated by amendment] , the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the then outstanding shares of each class of each Fund.

As of ____________, 2010 [to be updated by amendment] , the following persons beneficially owned more than 5% or more of the shares of any class of a Fund.

Fund	Name and Address	Amount of Ownership	Percentage of Shares owned
JNL Money Market Fund – Class A

JNL/PPM America Total Return Fund – Class A

INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS

Investment Adviser

Jackson National Asset Management, LLC (“JNAM” or “Adviser”), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust.  As investment adviser, JNAM provides the Trust with professional investment supervision and management.  The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America.

JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement.

The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees.  It may be terminated at any time without penalty upon sixty (60) days notice by the Board, the Adviser, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment.  Additional Funds may be subject to a different agreement.  The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, the Trust pays the Adviser a fee in respect of each Fund as described in the Prospectus.

The Adviser fees incurred by the JNL Money Market Fund for the fiscal years ended October 31, 2008, October 31, 2009 , and October 31,2 010 were $1,132,993, $1,184,482 , $____________, respectively.   [to be updated by amendment]

The Adviser fees incurred by the JNL/PPM America Total Return Bond Fund for the fiscal years ended October 31, 2008, October 31, 2009 , October 31, 2010 were $0, $111,344 , and $________, respectively.

Investment Adviser/Sub-Advisers and Portfolio Managers

In addition to providing the services described above, the Adviser may, subject to the approval of the Trustees of the Trust, select, contract with and compensate the sub-adviser(s) to manage the investment and reinvestment of the assets of each Fund of the Trust.  The Adviser monitors the compliance of the sub-adviser(s) with the investment objectives and related policies of the Fund and reviews the performance of such sub-adviser(s) and reports periodically on such performance to the Trustees of the Trust.

PPM America, Inc.

PPM America, Inc. (“PPM”), which is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, serves as sub-adviser to the JNL/PPM America Total Return Fund.

PPM, an affiliate of the Adviser, is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Portfolio Manager Compensation Structure

PPM considers compensation critical to the retention of high quality investment professionals. PPM’s policy is to reward professional staff according to competitive industry scales, personal effort and performance.  This is accomplished throughout three primary compensation elements:  Fixed base salary, subject to annual merit increases, annual bonus, and PPM’s long-term incentive program (“LTIP”).  Base salary is evaluated for each professional at least annually based on tenure, performance, and market factors.  A small portion is placed in a three-year deferral period that is forfeited if the portfolio manager leaves before the end of the deferral period. The PPM LTIP program is based on the overall performance of the operations of PPM and other U.S. based affiliates. To help in retaining its investment professionals, the PPM LTIP has a four-year cliff vesting.  The mix of base, bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through annual bonus and LTIP.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of October 31, 2010 : [to be updated by amendment]

JNL/PPM America Total Return Fund
Michael T. Kennedy	Number Of Accounts	Total Assets
registered investment companies:
other pooled investment vehicles:
other accounts:

Matt Willey	Number Of Accounts	Total Assets
registered investment companies:
other pooled investment vehicles:
other accounts*:
* Mr. Willey assists in the management of the indicated accounts.

Conflicts of Interest

PPM is not aware of any material conflicts of interest that may arise in connection with its management of the Fund’s investments and the investments of its other accounts.

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. With respect to the JNL/PPM America Total Return Fund, while PPM currently manages two other accounts using similar investment strategies that are used in connection with the management of the Total Return Fund, Messrs. Kennedy and Willey do not currently manage these accounts.  Accordingly, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. However, securities selected for similarly managed funds or accounts other than one of the Funds may outperform the securities selected for the respective PPM Funds.  Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, and allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as PPM may have an incentive to allocate securities that are expected to increase in value to preferred accounts, including those of clients affiliated with PPM.  Also, each Fund, as a registered investment company, is subject to different regulations than certain of the accounts managed by PPM, and, consequently, there may be differences in the allowable investments and investment techniques between accounts of client managed by PPM.  Further, the majority of accounts managed by PPM represent assets of, or accounts sponsored by, its affiliates.  PPM seeks to manage such potential conflicts by through the adoption of a variety of policies and procedures, including procedures intended to provide a fair allocation of buy and sell opportunities among the Funds and other accounts.

Also, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest, including conflicts of interest related to the knowledge and timing and potential market impact of trades placed on behalf of clients, as well as current or potential investment opportunities under consideration. While the Fund and PPM have adopted a variety of procedures, including a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

As noted above, PPM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the JNL/PPM America Total Return Fund [to be updated by amendment]

Security Ownership of Portfolio Managers	Michael T. Kennedy	Matt Willey
None
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Wellington Management Company, LLP

           Wellington Management Company, LLP (“Wellington Management”), is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management serves as sub-adviser to the JNL Money Market Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions.  Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.  As of October 31, 2010 , Wellington Management had investment management authority with respect to approximately $ _______ [to be updated by amendment] billion in assets (this does not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

Sub-Advisory Fees

As compensation for their services, the sub-advisers receive fees from the Adviser computed separately for the Fund.  The fee for each Fund is stated as an annual percentage of the net assets of the Fund, and is calculated based on the average net assets of the Fund.

The following is the management fee the Adviser currently is obligated to pay the sub-adviser out of the advisory fees it receives from the Fund as described elsewhere in this SAI and the Prospectus:

Fund	Assets	Fees
JNL Money Market Fund	$0 to $750 million $750 million to $1 billion Over $1 billion	0.05%1 0.04%1 0.025%1
JNL/PPM America Total Return Fund	$0 to $150 million $150 to $300 million Over $300 million	0.20% 0.175% 0.15%
1 The assets of the JNL/Select Money Market Fund of the JNL Series Trust and the assets of the JNL Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

The sub-advisory fees payable by the Adviser to the sub-advisers may be revised as agreed to by the parties from time to time and approved by the Board of Trustees.

Subject to the supervision of the Adviser and the Trustees pursuant to investment sub-advisory agreements entered into between the Adviser and the sub-advisers, the sub-advisers invest and reinvest the Fund’s assets consistent with each Fund’s respective investment objectives and policies.  The investment sub-advisory agreements continue in effect for the Funds from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Funds and by the shareholders of the affected Funds or the Board of Trustees.  The sub-advisory agreements may be terminated at any time upon 60 days notice by either party and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Funds.  Additional Funds may be subject to a different agreement. Sub-advisers are responsible for compliance with or have agreed to use their best efforts to manage each respective Fund to comply with the provisions of Section 851 of the Internal Revenue Code, applicable to the Fund.

Administrative Fee. The JNL/PPM America Total Return Fund pays to JNAM (“Administrator”) an Administrative Fee of 0.10% of the average daily net assets of the Fund. The Administrator does not receive a fee related to the performance of its services for the JNL Money Market Fund. The Administrator provides all necessary administrative functions and services for the operation of the Trust and the separate Funds.  In addition, the Administrator provides fund accounting and administration services for each Fund.  Each Fund (except the JNL Money Market Fund) is responsible for interest expenses, audit expenses, transfer agent costs, custody (except overdraft and interest expense), printing and mailing, trading expenses including brokerage commissions, interest and taxes, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees, registration/regulatory expenses, and other operating expenses.

Custodian.  The custodian has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, acts as custodian for the Funds.  The custodian is an affiliate of J.P. Morgan Investment Management Inc. JPMorgan Chase Bank, N.A. is an indirect subsidiary of JPMorgan Chase & Co.

Transfer Agent.  JNAM is the transfer agent and dividend-paying agent for the Funds.

Independent Registered Public Accounting Firm.  The Trustees have appointed KPMG LLP as the Trust’s independent registered public accounting firm.  KPMG LLP, 303 E. Wacker Drive, Chicago, Illinois 60601, will audit and report on the Trust’s annual financial statements and will perform other professional accounting, auditing , tax and advisory services when engaged to do so by the Trust.

Fund Transactions and Brokerage.  Pursuant to the Sub-Advisory Agreements, the sub-advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust’s Directed Brokerage Guidelines, which are described below, the sub-advisers may place portfolio securities orders with broker-dealers selected in their discretion.  The sub-advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust (“best execution”), and each sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation.  In doing so, a Fund may pay higher commission rates than the lowest available when a sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each Fund consist not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds’ transactions.  Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer.  For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities.  Such dealers usually act as principals for their own account.  Securities may also be purchased from various market centers.

In selecting broker-dealers through which to effect transactions, each sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-advisers’ policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission (if any), the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution.  The sub-adviser’s selection of a broker-dealer based on one or more of these factors, either in terms of a particular transaction or the sub-adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to consider the value and quality of any “brokerage and research services” (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, or statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer.  In placing a purchase or sale order, a sub-adviser may use a broker-dealer whose commission for effecting the transaction is higher than that another broker-dealer might have charged for the same transaction, if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser.  Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy.  A sub-adviser may use research services provided by broker-dealers through which the sub-adviser effects Fund transactions in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-advisers’ services to the Trust.

Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

During the fiscal year ended October 31, 2010 , none of the Funds directed t portfolio securities transactions to broker-dealers which provided research services to the Funds’ Sub-Advisers. [to be updated by amendment]

Pursuant to the Trust’s Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust’s investment adviser, and each of the sub-advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds, acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and sub-advisers, may not take into account the broker-dealers’ promotion or sale of Fund shares.  The Trust, JNAM, the sub-advisers and Jackson National Life Distributors LLC, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust’s portfolio transactions effected through any other broker-dealer.

From time to time the Board of Trustees will review whether the sub-adviser’s recapture for the benefit of the Funds of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable.  The Board of Trustees intend to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a sub-adviser, if, in the sub-adviser’s judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions.  All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Trustees on a regular basis.

Subject to compliance with Rule 10f-3 under the 1940 Act, sub-advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member.  All such transactions are reported to and reviewed by the Trustees on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, sub-advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser.  All such transactions are reported to and reviewed by the Trustees on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a sub-adviser, or an affiliated company.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or the sub-adviser believes that to do so is in the interest of the Fund and the other accounts participating.  When such concurrent authorizations occur the executions will be allocated in an equitable manner. [to be updated by amendment]

Fund	Fiscal year ended October 31, 2010	Fiscal year ended October 31, 2009	Fiscal year ended October 31, 2008
JNL Money Market Fund 1		$0	$0
JNL/PPM America Total Return Fund 2		1,048	N/A

1 This Fund began operations on November 1, 2005.
2 This Fund began operations on December 29, 2008.

During the past three years, the Funds did not pay any amounts in brokerage commissions to affiliated broker-dealers. [to be updated by amendment]

As of October 31, 2010 , the Funds did not own securities of one of the Trust’s regular broker-dealers or a publicly traded parent company of such broker-dealer. [to be updated by amendment]

The Distributor.  Jackson National Life Distributors LLC (“Distributor” or “JNLD”), 7601 Technology Way, Denver, Colorado 80237, is the distributor of the shares of the Fund, which are offered for sale on a continuous basis.  JNLD is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.  The Distribution Agreement was approved by the Board of Trustees on June 13, 2008, and will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the Trustees and (ii) by a majority of the Trustees who are not a party to the Agreement or interested persons of any such party.

Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

●	National Planning Corporation,
●	SII Investments, Inc.,
●	Invest Financial Corporation,
●	Investment Centers of America, Inc., and
●	Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser’s participation.  The fee is 0.10% depending on these factors. National Planning Holdings, Inc. participates in the sales of shares of retail mutual funds advised by certain sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.  In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson and its subsidiary, Jackson National Life Insurance Company of New York.  Unaffiliated broker-dealers are also compensated at the standard rates of compensation.  The compensation consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products.  The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Contract over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.  You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the Contract.

Distribution Plan.  Rule 12b-1 under the 1940 Act prohibits an investment company, or any separate series or class of shares, from engaging “directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature,” unless the company has adopted a written plan authorizing those expenditures in compliance with Rule 12b-1.

On August 30, 2006, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved the Distribution Plan pursuant to the Rule 12b-1 with respect to the Class A interests of each Fund (with the exception of the JNL Money Market Fund).  Also at that meeting, the Board, including a majority of the Independent Trustees, approved a related Distribution Agreement with JNLD, appointing JNLD as distributor of the interests of the Trust.  JNLD currently serves as distributor for other investment companies advised by JNAM and for Variable Contracts issued by Jackson and Jackson National Life Insurance Company of New York.  The Distribution Plan for Class A was last approved by the Board of Trustees on May 24-25, 2010 .

Under the Distribution Plan for the Class A Shares, each Fund will accrue daily and pay monthly a distribution fee at a maximum annual rate of 0.20% (with the exception of the JNL Money Market Fund, which has no distribution fee for Class A shares) of the average daily net assets attributable to the Class A shares of the Fund.  To the extent consistent with the Distribution Plan and applicable law, the distribution fees reimburse JNLD or compensate broker-dealers, administrators, or others for providing distribution, shareholder services and related administrative services.  The types of services and expenses that may be reimbursed or compensated pursuant to the Distribution Plan include, but are not limited to, the following:

•
Development, preparation, printing and mailing of Class A Funds’ prospectuses, SAIs or supplements, sales literature and other promotional materials describing and/or relating to the Fund and reports or communications which the Trust has prepared for distribution;

•	Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Class A shares;

•
Other distribution-related expenses, including pro-rated portion of Distributor's overhead expenses attributable to the distribution of Class A Shares, as well as for additional distribution fees paid to securities dealers or their firms or others (including retirement plan recordkeepers) who have executed agreements with the Trust, Distributor or its affiliates, or for certain promotional distribution charges paid to broker-dealer firms or others, or for participation in certain distribution channels;

•	Training sales personnel regarding sales of Class A shares; and

•	Financing other activities that the Board of Trustees determines are primarily intended to result in the servicing or sale of Class A shares.

Code of Ethics. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Trust, the Adviser, the Sub - Advisers, the Funds, and JNLD have adopted Codes of Ethics (“Codes”) under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended.  These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds of the Trust.  The Trust’s and the Adviser’s Codes comply, in all material respects, with the recommendations of the Investment Company Institute.  Subject to the requirements of the Codes, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

Proxy Voting for Securities held by the Funds.  The Board of Trustees has adopted the proxy voting policy and procedure (“Trust Policy”) of the Adviser, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the sub-advisers, except SPIAS, which does not have a proxy voting policy, nor does SPIAS vote proxies.  The Trust has adopted each of the sub-adviser’s proxy voting policies and procedures (“Policies”).  The Policies (or summaries) are attached to this SAI.  The Trustees will review each Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Funds' shareholders, the Adviser, or the Sub-Advisers, the Sub-Advisers will generally vote the proxies related to the companies giving rise to such conflict, and report to the Board of Trustees on such conflicts.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders.  The sub-advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders.  The sub-advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.  In addition, the sub-advisers will monitor situations that may result in a conflict of interest in accordance with their policies and procedures.  A description of the Policies used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 are available without charge, upon request by calling (1) 1-888-276-0061, (2) on Jackson National Life Insurance Company’s website at http://vds.issproxy.com/SearchPage.php?CustomerID=2451 , (3) on Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO INFORMATION

Policies and Procedures

I.             Introduction

JNAM is the investment adviser to the Funds (includes all Funds of the Fund Complex) and certain affiliated and non-affiliated sub-advisers conduct the day-to-day management of the Funds.  Pursuant to the sub-advisers’ respective “Sub-Advisory Agreements” with JNAM, the sub-advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds.  The Adviser, pursuant to exemptive relief granted by the SEC, is a “Manager of Managers,” and monitors and reviews the performance of the sub-advisers and the Funds.  In providing this oversight function, JNAM regularly reports to the Funds’ Board related to sub-adviser management, trading, and compliance functions.  The Adviser does not make individual investment decisions on behalf of the Funds.  The Adviser does not have a portfolio management department and does not operate a trading desk.  The Adviser provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

Certain of the Funds underlie variable products sponsored by Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York, and are primarily sold to the separate accounts of those variable products, and are also sold to participants in certain “Qualified Retirement Plans.”

II.             Statement of Policy.

JNAM, the Distributor, and the Funds’ Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings.  In adopting these policies and procedures, the Funds’ Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders (contractholders).  The procedures are designed to control the disclosure of Fund portfolio information.  These policies and procedures are intended to balance the interests of the Funds’ shareholders and their access to portfolio information, with the interests of JNAM and the Distributor in the administration and management of the Funds.  The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.

As a general matter, it is the policy that public disclosure of information concerning the Funds’ portfolio holdings should allow all relevant parties consistent and equal access to portfolio information.  In applying these principles, the Funds’ portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

A.             Policy Requirements.   In order to implement this policy, the procedures generally provide that:

(i)   Information about the Funds’ portfolio holdings may not, except as set forth herein, be disclosed until it is either filed with the SEC, or mailed out to shareholders, which filing or mailing will not be made sooner than thirty (30) days after quarter end;

(ii)   Portfolio holdings information that is solely available in other regulatory reports or filings (such as U.S. Treasury Department filings) may not be disclosed, except as expressly authorized by the Funds’ President;

(iii)   Portfolio holdings information for certain of the Funds 1 (including, but not limited to, the “Fund of Funds,” “Target Funds,” and “Index Funds”) that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials provided the information is posted on the Funds’ website one (1) day prior to the use of any printed materials; and

(iv)   Information about the Funds’ portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

The foregoing, general policy requirements may not apply to certain of the Funds, including, but not limited, to the money market portfolios.

B.             Public Disclosures.   Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC.  Such reports shall be released not sooner than thirty (30) days after the end of the relevant reporting period, or after such period required under applicable law.

III.             Disclosures

In accordance with the foregoing policies, the Funds and the Distributor may periodically disclose portfolio holdings information.

A.             Portfolio Overviews.

(i)   Actively Managed Funds.   The Funds and the Distributor may disclose the Funds’ ten (10) largest portfolio holdings in monthly overviews in connection with the distribution of actively managed Fund shares.  The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis.  The Funds will disclose their ten (10) largest portfolio holdings on the Funds’ website at www.jackson.com one (1) day prior to the use of any printed materials.

(ii)   Index Funds, Fund of Funds, and Target Funds.   For the Index Funds, the Fund of Funds, and the Target Funds (generally, those Funds sub-advised by Standard & Poor’s Investment Advisory Services LLC and/or Mellon Capital Management Corporation), the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, thirty (30) days after any of the following:

(A)    The relevant reporting periods;

(B)             The “Stock Selection Date”; or

(C)             The effective date of new money allocations and/or rebalances.

Provided that such disclosures are not provided to any broker-dealers on a preferential basis.  The Funds will disclose such portfolio holdings on the Funds’ website at www.jackson.com one (1) day prior to the use of any printed materials.

B.             Service Providers.   The Funds may disclose their portfolio holdings to mutual fund databases and rating services (such as Lipper and Morningstar):

(i) On a quarterly basis, however, such holdings information shall be released not sooner than thirty (30) days after the end of the relevant reporting period;

(ii) At such time as those service providers may request; and/or

(iii) As necessary for JNAM and the Funds to obtain materials and information from the service providers and/or rating services.

The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds.  Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes.  Although the Adviser cannot require the service providers to adopt a Code of Ethics to monitor and limit employee trading, any such trading would violate the confidentiality agreements JNAM has in place.

C.             Other Disclosures.   The Funds periodically provide information concerning their portfolio holdings to certain entities in connection with transactions/services provided to, or on behalf of, the Funds, including, but not limited to, sub-advisers and service providers, the Adviser’s consultants, the distributor, senior management and personnel at Jackson, the custodian, the transfer agent(s), broker-dealers, and counterparties, pricing vendors, and the Funds’ Board.  In addition to the Adviser, these service providers may include, but are not limited to, any sub-adviser, transition manager (for mergers and sub-adviser transitions), distributor, auditor, legal counsel to the funds, the trustees or managers, and/or the Funds’ other service providers.  Any disclosure to service providers shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information for approved purposes.  Although the confidentiality agreement does not explicitly limit or restrict personal securities transactions, JNAM and the Funds may, from time-to-time, limit or restrict personal securities transactions to prevent violations of these policies and procedures, the Code of Ethics, and JNAM’s Insider Trading Policies and procedures.  The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence (agreements shall contain confidentiality provisions), and to use it only for purposes expressly authorized by the Fund.

D.             Exceptions.   From time-to-time, the Funds may need to disclose portfolio holdings and other information.  The Funds’ President shall examine appropriateness of any such disclosure(s).  Any such disclosure(s) will be kept confidential and will be subject to applicable SEC and FINRA requirements related to personal trading and access monitoring.  Upon review and authorization by the Funds’ President, in writing, and upon his/her determination that such disclosures would be in the interests of the relevant Fund(s) and its shareholders, a Fund(s) may disclose portfolio holdings information.  Such authorization shall be disclosed to the Funds’ Board.

E.             Regulatory and Legal Disclosures.   The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, as part of a legal proceeding or criminal investigation, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

F.             Monitoring Portfolio Holdings Disclosure and Trading.   JNAM and the Funds will review the personal securities transactions of their Access Persons, pursuant to the Code of Ethics.  The sub-advisers and distributor have each, individually adopted a Code of Ethics and are responsible for monitoring the personal trading activities of their respective personnel.

IV.             Reporting, Recordkeeping, and Exceptions.

Any exceptions to these policies and procedures authorized by the Funds’ President shall be reported to the Funds’ Board.  The Funds’ Board shall also receive annual reports concerning the operation of these policies and procedures.  The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.  All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

Shares of the JNL Money Market Fund may be purchased at its respective net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The Trust does not issue share certificates.

As stated in the Prospectus, the net asset value (“NAV”) of each Fund’s shares is determined once each day on which the New York Stock Exchange (“NYSE”) is open (a “Business Day”) at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday).  The NAV of the Fund’s shares is not determined on the days the NYSE is closed, which days generally are New Year’s Day, Martin Luther King Jr. holiday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on any days so determined by the Funds’ Board.

The Fund will not calculate a NAV on the days the NYSE is closed, as well as Federal holidays.

The per share NAV of the Funds is determined by dividing the total value of the securities and other assets, less liabilities of each Fund’s share class, by the total number of shares outstanding per share class.  In determining per share NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.  Securities that are traded on the over-the-counter market are valued at their closing bid prices.  The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation.  The Fund may determine the market value of individual securities held by it, by using prices provided by one or more independent pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers.  Short-term securities maturing within sixty (60) days are valued on the amortized cost basis.

The Trustees have adopted procedures pursuant to which the Administrator may determine, subject to ratification by the Funds’ Board, the “fair value” of securities for which a current market price is not available.

A Fund calculates its per share NAV, and effects sales, redemptions and repurchases of its shares at that NAV per share, as of the close of the NYSE once on each Business Day.

The securities of the JNL Money Market Fund are valued at amortized cost, which approximates market value, in accord with Rule 2a-7 under the 1940 Act.  The net income of a Fund is determined once each day, on which the NYSE is open, at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday).  All the net income of the Fund, so determined, is declared as a dividend to shareholders of record at the time of such determination.  Shares purchased become entitled to dividends declared as of the first day of investment.  For the JNL Money Market Fund dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) shall consist of:  (i) all interest income accrued on the portfolio assets of the Fund, (ii) less all actual and accrued expenses, and (iii) plus or minus net realized gains and losses on the assets of the Fund determined in accord with generally accepted accounting principles.  Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.  Securities are valued at amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act.

The Trust may suspend the right of redemption for the Funds only under the following unusual circumstances:  (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (iii) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

The Trust may make exceptions to the shareholder purchase and redemption requirements when conditions require and such exception is in the best interests of the Trust and its shareholders.

DESCRIPTION OF SHARES; VOTING RIGHTS; SHAREHOLDER INQUIRIES

Description of Shares.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust.  Each share of the Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue any number of Fund shares.  In that case, the shares of the Fund would participate equally in the earnings, dividends, and assets of the Fund.  Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights.  Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Fund or Class, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of shareholders.  Shareholders’ meetings ordinarily will not be held unless required by the 1940 Act.  As permitted by Massachusetts law, there normally will be no shareholders’ meetings for the purpose of electing Trustees unless and until such time as fewer than a two-thirds majority of the Trustees holding office have been elected by shareholders.  At that time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust.  A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy.  Except as set forth above, the Trustees shall continue to hold office and may appoint additional or successor Trustees, provided that immediately after the appointment of any additional or successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders.  Shares do not have cumulative voting rights.  Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

In matters affecting only a particular Fund, the matter shall have been effectively acted upon by a majority vote of the shares of only the Fund even though: (i) the matter has not been approved by a majority vote of the shares of any other Fund; or (ii) the matter has not been approved by a majority vote of the shares of the Trust.

Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust.  The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.  The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees.  The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.  The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

•	Designate a Fund of the Trust;

•	Change the name of the Trust; or

•
Supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal or state regulations if they deem it necessary.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.  Shares have no pre-emptive or conversion rights.  Shares are fully paid and non-assessable when issued.

Shareholder Inquiries.  All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

TAX MATTERS

Taxes.  The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders.  This information is general in nature only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund.  The information is based upon current provisions of the Internal Revenue Code of 1986, as amended (“Code”), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive.  The information applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules.  Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.  Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.  The information here and in the prospectus is not intended as a substitute for careful tax planning.

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code.  If a Fund qualifies as a regulated investment company and distributes its income as required by tax law, the Fund will not pay federal income taxes.  To qualify as a regulated investment company, a Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from taxable obligations as well as tax exempt obligations and net short-term capital gains, if any), must meet the 90% qualifying income requirements (which specify under the Code that 90% of gross income for a Fund must be derived from acceptable security types and transactions) and must meet certain asset diversification and other requirements.  If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax.  The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

Dividends.  Distributions paid from net investment income and net realized capital gains for the JNL/PPM America Total Return Fund are declared and distributed to shareholders at least annually.  Capital gains are distributed only to the extent they exceed available capital loss carryforwards.  At October 31, 2009, the Funds had no unused capital loss carryovers for U.S. Federal income tax purposes, which may be used to offset future realized net capital gains.

The JNL Money Market Fund ordinarily declares dividends from net investment income and net short-term capital gains, if any, on each day the NYSE and Transfer Agent are open for regular business.  Dividends are usually paid on the last calendar day of each month, and are automatically reinvested in additional Fund shares at net asset value. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.  If you redeem less than all of the shares in your money market account (a “partial redemption”), all dividends to which you are entitled will be paid to your account on the last calendar day of the month in which you made a partial redemption.

All Fund distributions will be reinvested in the Funds unless you instruct the Fund otherwise.  There are no fees or sales charges on reinvestments.

Distributions.  All dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder's federal income tax return.  Dividends paid out of a Fund’s investment company taxable income (which includes any short-term capital gains) are generally taxable to a U.S. shareholder as ordinary income.  However, as further discussed herein, certain ordinary income distributions received by a Fund may be taxed at the lower capital gains tax rates.  Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Dividends paid by the Funds generally are not expected to qualify for the deduction for dividends received by corporations.  Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the dividends received deduction.  Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain ordinary income derived from qualifying dividend income.  The rate reductions do not apply to corporate taxpayers.  Each Fund is required under the Code to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for a lower maximum rate.  A shareholder would also have to satisfy a holding period of more than 60 days with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate.  Distributions from Funds investing in REITs, bonds, and other debt instruments will not generally qualify for the lower rates.  Funds not invested in equity securities that generate dividend income with moderate to low portfolio turnover rates will generally not derive significant amounts of qualifying dividend income.

Sales of Shares.  Upon the disposition of shares of a Fund (whether by redemption or exchange), a shareholder will realize a gain or a loss.  Such gain or loss will be deemed a capital gain or loss if the shares are considered capital assets in the shareholder's hands, and long-term or short-term designation will generally depend upon the shareholder's holding period of its investment.  Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced with substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Generally, if you received capital gain distributions (or had to report undistributed capital gains) on mutual fund shares that you held for 6 months or less and sold at a loss, you would report only the part of the loss that is more than the capital gain distribution (or undistributed capital gain), as a short-term capital loss.  The rest of the loss is reported as a long-term capital loss.

Backup Withholding.  Federal regulations require that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account.  Failure to furnish a certified TIN to the Transfer Agent could subject you to a $50 penalty imposed by the Internal Revenue Service and possible federal withholdings on dividend income earned.  Each Fund may be required to withhold at the current rate of 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Options, Futures and Forward Contracts.  The diversification requirements applicable to each Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts.  Some of the options, futures and forward contracts used by the Funds may be “section 1256 contracts.”  Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (60/40) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character.  Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by a Fund.  In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.  Because only a few regulations implementing the straddles rules have been promulgated, the tax consequences of transactions in options, futures, and forward contracts to the Funds are not entirely clear.  The transactions may increase the amount of short-term capital gains realized by a Fund, which are taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code that is applicable to straddles.  If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made.  The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains and losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

The qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures, and forward contracts.  If a Fund engages in a significant level of straddles as part of its investment strategy, qualifying dividend income which is subject to the 15% tax rate may be substantially reduced since dividend income from securities utilized in straddles may not meet the holding period requirements necessary to be classified as qualified dividend income.

Foreign Currency Transactions.  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss.  Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss.  These gains and losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation.  Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations or governments, a Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by a Fund.  If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability.  No deduction for foreign taxes may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days.  Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a tax credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund.  In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  As such, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.  In addition, the foreign tax deduction or credit may be limited for those subject to the alternative minimum tax.  Shareholders are advised to consult their own tax adviser.

Original Issue Discount.  Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount.  Generally, the amount of the original issue discount (OID) is treated as interest income and is included in income over the term of debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.  A portion of the OID includable in income with respect to certain high yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or as OID in the case of certain types of debt securities.  Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.  The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by a Fund.  Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Other Tax Matters.  Distributions may be subject to state, local and foreign taxes, depending on each shareholder’s particular situation.  Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (qualifying federal obligations).  However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations.  Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest derived from FNMA Certificates and GNMA Certificates).  Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived.  Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

1   The Fund of Funds, Target Funds, and Index Funds (such as the JNL/S&P Managed Conservative Fund and the JNL/Mellon Capital Management International Index Fund) generally include those Funds sub-advised by Standard & Poor’s Investment Advisory Services LLC and/or Mellon Capital Management Corporation.  The Fund of Funds, Target Funds, and Index Funds have distinct investment strategies and these policies and procedures recognize that more frequent disclosure of portfolio holdings information may be required for the benefit of shareholders.

2  The Fund of Funds, Target Funds, and Index Funds (such as the JNL/S&P Managed Conservative Fund and the JNL/Mellon Capital Management International Index Fund) generally include those Funds sub-advised by Standard & Poor’s Investment Advisory Services LLC and/or Mellon Capital Management Corporation.  The Fund of Funds, Target Funds, and Index Funds have distinct investment strategies and these policies and procedures recognize that more frequent disclosure of portfolio holdings information may be required for the benefit of shareholders.

Financial Statements

The financial statements of the JNL Investors Series Trust as of and for each of the periods presented through October 31, 2010 are incorporated by reference (which means they legally are part of this SAI) from the Trust’s Annual Report to shareholders.  The Annual Report is available at no charge upon written or telephone request to the Trust at the address and telephone number set forth on the front page of this Statement of Additional Information.

APPENDIX A — RATINGS OF INVESTMENTS

Moody’s Investors Service (“Moody’s”)

Short-Term Issue Ratings
Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Long-Term Issue Ratings.
Aaa.  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa.  Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A.  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa.  Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba.  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B.  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa.  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca.  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C.  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

WR.  Withdrawn.

Moody’s applies all numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Ratings Services (“S&P”)

Short-Term Issue Credit Ratings.
A-1.  A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2.  A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3.  A small portion of speculative-grade credits, those with outstanding short-term creditworthiness, may obtain an ‘A-3’ short-term rating (i.e., cross over to investment grade for their short-term rating).  These issuers should have relatively low default risk over the near term, despite speculative grade characteristics over medium to long term.

B.  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1.  A short-term obligation rated ‘B-1’ have above average creditworthiness over the short term compared to other speculative-grade issuers, despite credit concerns over the medium to long term.  They should have a combination of very strong liquidity and limited near-term event risk.

B-2. A short-term obligation rated ‘B-2’ has average speculative-grade creditworthiness.  They should have adequate to good liquidity and may have limited near-term event risk.

B-3.  A short-term obligation rated ‘B-3’ has weak speculative-grade creditworthiness.  They may have poor to merely adequate liquidity and have significant near-term event risk.

C.  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D.  A short-term obligation rated D is in payment default.  The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Long-Term Issue Credit Ratings.  Issue credit ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accord with the terms of the obligation;
2.	Nature of and provisions of the obligation;
3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)  Accordingly, in the case of junior debt, the rating may not confirm exactly with the category definition.

AAA.  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA.  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A.  An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB.  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB.  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B.  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC.  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC.  An obligation rated CC is currently highly vulnerable to nonpayment.

C.  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D.  An obligation rated D is in payment default.  The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-).  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r.  This symbol is attached to the ratings of instruments with significant noncredit risks.  It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.  Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings
Short-Term Issue Ratings.
F1.  Indicates the strongest capacity for the timely payment of financial commitments relative to other issuers or issues in the same country.  Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state.  Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2.  Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, the margin of safety is not as great as in the case of the ratings.

F3.  Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B.  Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C.  Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D.  Indicates actual or imminent payment default.

Note to National Short-Term Ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature.  In these countries, our National Short-Term Ratings definitions for F1+, F1, F2 and F3 may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

Long-Term Issue Ratings

AAA.
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA.
Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A.
High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB.
Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB.
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B.
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C.
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D.
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

JNL INVESTORS SERIES TRUST

PART C
OTHER INFORMATION

Note: Items 23-30 have been answered with respect to all investment portfolios (Series) of the Registrant.

Item 23. Exhibits

(a)		Agreement and Declaration of Trust of Registrant, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on August 8, 2000.

(b)	(1)	By-laws of Registrant, incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November 2, 2000.

	(2)
Amended and Restated By-laws of Registrant, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

(c)		Not Applicable

(d)	(1)
Form of Investment Advisory and Management Agreement between Registrant and Jackson National Financial Services, LLC, incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November 2, 2000.

	(2)
Form of Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and PPM America, Inc., incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November 2, 2000.

	(3)
Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Wellington Management Company, LLP, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

	(4)
Form of Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

	(5)
Form of Amendment to Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, dated January 16, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 3 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

	(6)
Form of Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and Mellon Capital Management Corporation, dated January 16, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

	(7)
Form of Amendment to Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and Wellington Management Company, LLP, dated January 16, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

	(8)
Form of Amendment to Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, dated December 27, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(9)
Form of Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and PPM America, Inc. dated December 27, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(10)
Form of Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and Prudential Asset Management (Singapore) Limited, dated December 27, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(11)
Form of Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and Standard & Poor's Investment Advisory Services, LLC, dated December 27, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(12)
Form of Amendment dated December 27, 2007 to Investment Sub- Advisory and Management Agreement between Jackson National Asset Management, LLC, and Mellon Capital Management Corporation, dated December 15, 2006, incorporated by reference to Registrant's Post-effective Amendment No. 8 to the Registration Statement filed with the Securities and Exchange Commission on December 18, 2007.

	(13)
Form of Amendment dated July 1, 2008 to Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and Wellington Management Company, LLP, dated November 1, 2005, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(14)
Form of Amendment dated December 29, 2008 to Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, dated November 1, 2005, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(15)
Form of Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and M&G Investment Management Limited, dated December 29, 2008, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(16)
Form of Amendment dated December 29, 2008 to Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and Mellon Capital Management Corporation, dated December 15, 2006, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(17)
Form of Amendment dated December 29, 2008 to Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and PPM America, Inc., dated December 27, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(18)
Form of Amendment dated January 1, 2009 to Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and Mellon Capital Management Corporation, dated December 15, 2006, incorporated by reference to Registrant's Post-effective Amendment No. 12 to the Registration Statement filed with the Securities and Exchange Commission on December 29, 2008.

	(19)
Amendment dated June 25, 2009 to Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and Mellon Capital Management Corporation, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(20)
Amendment dated July 15, 2009 to Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and PPM America, Inc., incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(21)
Amendment dated July 15, 2009 to Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(22)
Amendment dated September 30, 2009 to Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and Wellington Management Company, LLP, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(23)
Amendment dated September 25, 2009 to Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(24)
Amendment dated September 28, 2009 to Investment Sub-Advisory and Management Agreement between Jackson National Asset Management, LLC, and PPM America, Inc., incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(25)
Amendment dated September 28, 2009 to Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

(e)	(1)
Form of Distribution Agreement between JNL Investors Series Trust and Jackson National Life Distributors, Inc., incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November 2, 2000.

	(2)
Form of Amended Distribution Agreement between JNL Investors Series Trust and Jackson National Life Distributors LLC, dated December 15, 2006, incorporated by reference to Registrant's Post-effective Amendment No. 3 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

	(3)
Form of Amended Distribution Agreement between JNL Investors Series Trust and Jackson National Life Distributors LLC, dated December 15, 2006, incorporated by reference to Registrant's Post-effective Amendment No. 4 to the Registration Statement filed with the Securities and Exchange Commission on December 1, 2006.

	(4)
Form of Amended Distribution Agreement between Registrant and Jackson National Life Distributors LLC, dated February 7, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(5)
Form of Amended Distribution Agreement between Registrant and Jackson National Life Distributors LLC, dated December 27, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(6)
Form of Amended Distribution Agreement between Registrant and Jackson National Life Distributors LLC, dated December 29, 2008, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(7)
Form of Load Fund Operating Agreement between Jackson National Life Distributors LLC and Charles Schwab & Co., Inc., dated August 15, 2008, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(8)	Amended Distribution Agreement between Registrant and Jackson National Life Distributors LLC, dated December 18, 2009, attached hereto.

(f)		Not Applicable.

(g)	(1)
Form of Custody Agreement between Registrant and Boston Safe Deposit & Trust Company, incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November 2, 2000.

	(2)
Custody Contract between Registrant and Boston Safe Deposit & Trust Company dated May 1, 2001, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

	(3)
Amendment of Custody Contract dated October 4, 2001, between Registrant and Boston Safe Deposit & Trust Company, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

	(4)
Amendment of Custody Contract dated December 5, 2001, between Registrant and Boston Safe Deposit & Trust Company, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

	(5)
Amendment of Custody Contract dated May 16, 2002, between Registrant and Boston Safe Deposit & Trust Company, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

	(6)
Amendment to Custody Contract dated December 15, 2003, between Registrant and Boston Safe Deposit & Trust Company, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

	(7)
Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated February 18, 2004, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

	(8)
Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated May 3, 2004, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

	(9)
Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated October 4, 2004, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

	(10)
Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated May 2, 2005, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

	(11)
Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated August 31, 2005, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

	(12)
Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated September 12, 2006, incorporated by reference to Registrant's Post-effective Amendment No. 4 to the Registration Statement filed with the Securities and Exchange Commission on December 1, 2006.

	(13)
Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated December 15, 2006, incorporated by reference to Registrant's Post-effective amendment No. 5 to the Registration Statement filed with the Securities and Exchange Commission on January 16, 2007.

	(14)
Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated December 12, 2006, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(15)
Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated January 16, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(16)
Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated April 30, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(17)
Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated December 3, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(18)
Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated December 27, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(19)
Form of Amendment dated December 31, 2007 to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated May 1, 2001, incorporated by reference to Registrant's Post-effective Amendment No. 8 to the Registration Statement filed with the Securities and Exchange Commission on December 18, 2007.

	(20)
Form of Amendment dated March 31, 2008 to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated May 1, 2001, incorporated by reference to Registrant's Post-effective Amendment No. 8 to the Registration Statement filed with the Securities and Exchange Commission on December 18, 2007.

	(21)
Form of Amendment dated February 6, 2008 to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated May 1, 2001, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(22)
Form of Amendment dated February 8, 2008 to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated May 1, 2001, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(23)
Form of Amendment dated August 14, 2008 to Mutual Fund Custody and Services Agreement between Registrant and The Bank of New York Mellon (successor by operation of law to Mellon Trust of New England, N.A.), dated May 1, 2001, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(24)
Form of Amendment dated October 6, 2008 to Mutual Fund Custody and Services Agreement between Registrant and The Bank of New York Mellon (successor by operation of law to Mellon Trust of New England, N.A.), dated May 1, 2001, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(25)
Form of Amendment dated December 29, 2008 to Mutual Fund Custody and Services Agreement between Registrant and The Bank of New York Mellon (successor by operation of law to Mellon Trust of New England, N.A.), dated May 1, 2001, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(26)
Form of Amendment dated December 30, 2008 to Mutual Fund Custody and Services Agreement between Registrant and The Bank of New York Mellon (formerly Mellon Trust of New England, N.A.), dated May 1, 2001, incorporated by reference to Registrant's Post-effective Amendment No. 12 to the Registration Statement filed with the Securities and Exchange Commission on December 29, 2008.

	(27)
Form of Amendment dated April 6, 2009 to Mutual Fund Custody and Services Agreement between Registrant and The Bank of New York Mellon (formerly, Mellon Trust of New England, N.A.(formerly Boston Safe Deposit and Trust Company), dated May 1, 2001, incorporated by reference to Registrant's Post-effective Amendment No. 12 to the Registration Statement filed with the Securities and Exchange Commission on December 29, 2008.

	(28)
Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A., dated August 12, 2009, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(29)
Settled Securities Class Action Services Addendum dated August 12, 2009, which supplements the Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A., dated August 12, 2009, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(30)
International Proxy Voting Addendum dated August 12, 2009 to the Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A., dated August 12, 2009, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(31)
Mutual Fund Rider dated August 12, 2009 to the Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A., dated August 12, 2009, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(32)
Amendment dated September 28, 2009 to the Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A., dated August 12, 2009, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(33)	Amendment dated May 1, 2010 to the Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A., dated August 12, 2009, attached hereto.

	(34)	Amendment dated October 11, 2010 to the Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A., dated August 12, 2009, attached hereto.

(h)	(1)
Form of Administration Agreement between Registrant and Jackson National Financial Services, LLC, incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November 2, 2000.

	(2)
Form of Administration Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

	(3)
Form of Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

	(4)
Form of Amended and Restated Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated January 16, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 3 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

	(5)
Form of Fee Waiver/Expense Reimbursement and Recapture Letter Agreement between Registrant and Jackson National Asset Management, LLC, dated January 16, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 3 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

	(6)
Form of Transfer Agency Agreement between Registrant and PFPC Inc., incorporated by reference to Registrant's Post-effective Amendment No. 4 to the Registration Statement filed with the Securities and Exchange Commission on December 1, 2006.

	(7)
Form of Amendment dated December 27, 2007 to the Amended and Restated Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated December 15, 2006, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(8)
Form of Expense Limitation Agreement between Registrant and Jackson National Asset Management, LLC, dated December 27, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(9)
Form Rule 22c-2 Addendum dated August 29, 2007 to Transfer Agency Agreement between Registrant and PFPC, Inc. dated December 15, 2006, incorporated by reference to Registrant's Post-effective Amendment No. 8 to the Registration Statement filed with the Securities and Exchange Commission on December 18, 2007.

	(10)
Form of Amendment dated December 27, 2007 to Transfer Agency Agreement dated December 15, 2006 between Registrant and PFPC, Inc., incorporated by reference to Registrant's Post-effective Amendment No. 8 to the Registration Statement filed with the Securities and Exchange Commission on December 18, 2007.

	(11)
Form of Amendment dated December 27, 2007 to Transfer Agency Agreement dated November 1, 2005 between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-effective Amendment No. 8 to the Registration Statement filed with the Securities and Exchange Commission on December 18, 2007.

	(12)
Form of Amended and Restated Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated December 3, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 8 to the Registration Statement filed with the Securities and Exchange Commission on December 18, 2007.

	(13)
Form of Amendment dated December 29, 2008 to the Amended and Restated Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated December 3, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(14)
Form of Amendment dated December 29, 2008 to Transfer Agency Agreement dated November 1, 2005 between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(15)
 Form of Expense Limitation Agreement between Registrant and Jackson National Asset Management, LLC, dated November 1, 2008, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(16)
Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated July 15, 2009, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(17)
Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated July 15, 2009, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(18)
Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated September 25, 2009, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(19)
Amended and Restated Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated September 28, 2009, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(20)
Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated September 28, 2009, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(21)	Expense Limitation Agreement between Registrant and Jackson National Asset Management, LLC, dated March 1, 2010, attached hereto.

(i)		Opinion and Consent of Counsel, attached hereto.

(j)		Consent of Auditors, to be filed by Amendment.

(k)		Not Applicable

(l)		Not Applicable

(m)	(1)	Rule 12b-1 Plan, incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November 2, 2000.

	(2)
Form of Distribution Plan for Class A Shares, dated January 16, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

	(3)
Form of Distribution Plan for Class C Shares, dated January 16, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

	(4)
Form of Distribution Plan for Class A Shares, dated December 15, 2006, incorporated by reference to Registrant's Post-effective Amendment No. 4 to the Registration Statement filed with the Securities and Exchange Commission on December 1, 2006.

	(5)
Form of Distribution Plan for Class C Shares, dated December 15, 2006, incorporated by reference to Registrant's Post-effective Amendment No. 4 to the Registration Statement filed with the Securities and Exchange Commission on December 1, 2006.

	(6)
Form of Distribution Plan for Class A Shares, dated February 7, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(7)
Form of Distribution Plan for Class A Shares, dated December 27, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(8)
Form of Distribution Plan for Class C Shares, dated December 7, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(9)
Form of Distribution Plan for Class A Shares, dated December 29, 2008, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(10)
Form of Distribution Plan for Class C Shares, dated December 29, 2008, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(11)
Distribution Plan for Class A Shares, dated September 28, 2009, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

(n)	(1)	Rule 18f-3 Plan, incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November 2, 2000.

	(2)
Form of Multiple Class Plan, dated January 16, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 3 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

	(3)
Form of Multiple Class Plan, dated December 27, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(4)
Form of Multiple Class Plan, dated December 29, 2008, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(5)
Multiple Class Plan, dated June 25, 2009, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(6)
Multiple Class Plan, dated September 25, 2009, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

(o)		Not Applicable

(p)	(1)
The Registrant's Code of Ethics, incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November 2, 2000.

	(2)
PPM America, Inc.'s Code of Ethics, incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November 2, 2000.

	(3)
Jackson National Financial Services LLC's Code of Ethics, incorporated by reference to Registrant's Pre-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on November 2, 2000.

	(4)
Wellington Management Company, LLP's Code of Ethics, incorporated by reference to Registrant's Post-effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on August 31, 2005.

	(5)
Jackson National Asset Management, LLC's Code of Ethics, incorporated by reference to Registrant's Post-effective Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission on October 25, 2005.

	(6)
Jackson National Asset Management, LLC's Code of Ethics, incorporated by reference to Registrant's Post-effective Amendment No. 3 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

	(7)
Mellon Capital Management Corporation's, LLC's Code of Ethics, incorporated by reference to Registrant's Post-effective Amendment No. 3 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

	(8)
Wellington Management Company, LLP's Code of Ethics, incorporated by reference to Registrant's Post-effective Amendment No. 3 to the Registration Statement filed with the Securities and Exchange Commission on September 18, 2006.

	(9)
Jackson National Asset Management, LLC's Code of Ethics, dated February, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(10)
Wellington Management Company, LLP's Code of Ethics, dated January 1, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(11)
PPM America, Inc.'s Code of Ethics, dated March 1 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(12)
Prudential Asset Management (Singapore) Limited's Code of Ethics, dated September 17, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(13)
Standard & Poor's Investment Advisory Services, LLC's Code of Ethics, dated January 1, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 6 to the Registration Statement filed with the Securities and Exchange Commission on September 28, 2007.

	(14)
Code of Ethics for Registrant and Jackson National Asset Management, LLC, dated August 29, 2008, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(15)
M&G Investment Management Limited's Code of Ethics, dated June 30, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(16)
Mellon Capital Management Corporation's Code of Ethics , dated November, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(17)
PPM America, Inc.'s Code of Ethics, dated March 1, 2008, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(18)
Prudential Asset Management (Singapore) Limited's Code of Ethics, dated March, 2008, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(19)
Standard & Poor's Investment Advisory Services, LLC's Code of Ethics, dated December 31, 2007, incorporated by reference to Registrant's Post-effective Amendment No. 9 to the Registration Statement filed with the Securities and Exchange Commission on September 16, 2008.

	(20)
Section 406 of Sarbanes-Oxley of 2002 Code of Ethics for Registrant and Jackson National Asset Management, LLC, dated August 29, 2008, incorporated by reference to Registrant's Post-effective Amendment No. 12 to the Registration Statement filed with the Securities and Exchange Commission on December 29, 2008.

	(21)
M&G Investment Management Limited's Code of Ethics, dated October 21, 2008, incorporated by reference to Registrant's Post-effective Amendment No. 12 to the Registration Statement filed with the Securities and Exchange Commission on December 29, 2008.

	(22)
Wellington Management Company, LLP's Code of Ethics, dated October 1, 2008, incorporated by reference to Registrant's Post-effective Amendment No. 12 to the Registration Statement filed with the Securities and Exchange Commission on December 29, 2008.

	(23)
Code of Ethics for Registrant and Jackson National Asset Management, LLC, dated January 2, 2009, incorporated by reference to Registrant's Post-effective Amendment No. 12 to the Registration Statement filed with the Securities and Exchange Commission on December 29, 2008.

	(24)
PPM America, Inc.'s Code of Ethics, dated March 31, 2009, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(25)
Code of Ethics for Registrant and Jackson National Asset Management, LLC, dated October 1, 2009, incorporated by reference to Registrant's Post-effective Amendment No. 13 to the Registration Statement filed with the Securities and Exchange Commission on December 28, 2009.

	(26)	PPM America, Inc.'s Code of Ethics, dated March 31, 2010, attached hereto.

	(27)	Wellington Management Company, LLP's Code of Ethics, dated April 1, 2010, attached hereto.

	(28)	Code of Ethics for Registrant and Jackson National Asset Management, LLC, dated October 1, 2009, attached hereto.

	(29)	Code of Ethics for Registrant and Jackson National Asset Management, LLC, dated January 1, 2010, attached hereto.

Item 24. Persons controlled by or under Common Control with Registrant.

Jackson National Separate Account I
Jackson National Separate Account III
Jackson National Separate Account IV
Jackson National Separate Account V
JNLNY Separate Account I
JNLNY Separate Account II
JNLNY Separate Account IV

Item 25. Indemnification.

Article 4 of the Registrant's Agreement and Declaration of Trust provides that each of its Trustees and Officers (including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article 4 of the Registrant's By-Laws provides the following:

The Trust shall provide any indemnification required by applicable law and shall indemnify Trustees, officers, agents and employees as follows:

(a)
The Trust shall indemnify each of its current and former Trustees, officers and agents of the Trust (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against judgments, fines, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust. The Trust shall advance the expenses of Covered Persons who are parties to any Proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. For purposes of this paragraph, "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Pursuant and subject to section 4.1, the Trust shall indemnify each Covered Person against, or advance the expenses of any Covered Person for, the amount of any deductible provided in any liability insurance policy maintained by the Trust.

(b)
The Trust shall indemnify any current and former Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise to the fullest extent authorized and in the manner permitted by applicable federal and state law, against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust.

(c)
To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified to the fullest extent authorized and in the manner permitted by applicable federal and state law against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

(d)
Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel. Prior to any payment being made pursuant to this paragraph, a majority of a quorum of the disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(e)
The Trust shall advance the expenses of Covered Persons who are parties to any Proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. For purposes of this paragraph, "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(f)
Pursuant and subject to Article 4, the Trust shall indemnify each Covered Person against, or advance the expenses of any Covered Person for, the amount of any deductible provided in any liability insurance policy maintained by the Trust.

(g) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

(h)
Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(i)
Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

(j)
The Trust shall have the power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.

The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, trustees or employees of the Registrant.

Item 26. Business and Other Connections of Investment Adviser.

Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Trust are the following: the description of the business of Jackson National Asset Management, LLC ("JNAMLLC") contained in the section entitled "Management of the Trust" of the Prospectus, and the biographical information pertaining to Messrs. Bouchard, Crowley, D'Annunzio, Henry, McLellan, Rybak, Fredricks, Koors, Nerud, and Piszczek; and Ms. Engler, Ms. Woodworth, Ms. Buiter, Ms. Crosser, Ms. Hernandez, and Ms. Rhee, contained in the section entitled "Trustees and Officers of the Trust" and the description of JNAMLLC contained in the section entitled "Investment Adviser and Other Services" of the Statement of Additional Information.

Directors and Officers of JNAM:

NAME	ADDRESS	PRINCIPAL OCCUPATION

Eric Bjornson	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President – Operations (12/2009 to Present).

Karen Buiter	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President - Fund Reporting (04/15/2008 to Present).

Steven J. Fredricks	1 Corporate Way Lansing, Michigan 48951	Chief Compliance Officer (02/2005 to Present).

Robert A. Fritts	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (11/2003 to present).

Andrew B. Hopping	1 Corporate Way Lansing, Michigan 48951	Chairman (01/01/2007 to Present); and Managing Board Member (03/1998 to Present).

Daniel W. Koors	1 Corporate Way Lansing, Michigan 48951	Vice President (01/2007 to 01/2009); Senior Vice President (01/2009 to Present); and Chief Financial Officer (1/2007 to Present).

Thomas J. Meyer	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (11/2003 to present).

Mark D. Nerud	1 Corporate Way Lansing, Michigan 48951	President (01/01/2007 to present); Managing Board Member (01/01/2007 to present); and Chief Executive Officer (01/01/2010 to present).

Michael Piszczek	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President – Tax (11/2007 to Present).

Susan S. Rhee	1 Corporate Way Lansing, Michigan 48951	Secretary (01/2000 to Present); Chief Legal Officer (07/2004 to 01/01/2010); General Counsel (01/01/2010 to Present); and Senior Vice President (01/01/2010 to Present).

Steve Young	1 Corporate Way Lansing, Michigan 48951	Vice President (11/2008 to Present).

PPM America, Inc., and Wellington Management Company, LLP, the sub-advisers of certain funds of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-advisers and other required information.

SUB-ADVISER/SUB-SUB-ADVISERS:	FILE NO.:

PPM America, Inc.	801-40783
Wellington Management Company, llp	801-15908

Item 27. Principal Underwriters.

(a)
Jackson National Life Distributors LLC acts as general distributor for the Registrant. Jackson National Life Distributors LLC also acts as general distributor for the Jackson National Separate Account - I, the Jackson National Separate Account III, the Jackson National Separate Account IV, the Jackson National Separate Account V, the JNLNY Separate Account I, the JNLNY Separate Account II, the JNLNY Separate Account IV, JNL Series Trust, and JNL Variable Fund LLC.

(b)	Directors and Officers of Jackson National Life Distributors LLC:

NAME AND BUSINESS ADDRESS:	POSITIONS AND OFFICERS WITH UNDERWRITER:

Michael A. Wells 1 Corporate Way Lansing, MI 48951	Manager

Andrew B. Hopping 1 Corporate Way Lansing, MI 48951	Manager

Clifford J. Jack 7601 Technology Way Denver, CO 80237	Manager, President and Chief Executive Officer

Stephen M. Ash 7601 Technology Way Denver, CO 80237	Vice President

Pamela Aurbach 7601 Technology Way Denver, CO 80237	Vice President

Jeffrey Bain 7601 Technology Way Denver, CO 80237	Vice President

Brad Baker 7601 Technology Way Denver, CO 80237	Vice President

Lawrence Barredo 7601 Technology Way Denver, CO 80237	Assistant Vice President

Mercedes Biretto 7601 Technology Way Denver, CO 80237	Vice President

James Bossert 7601 Technology Way Denver, CO 80237	Senior Vice President

Amy Bozic 7601 Technology Way Denver, CO 80237	Regional Vice President

J. Edward Branstetter, Jr. 7601 Technology Way Denver, CO 80237	Assistant Vice President

Kristina Brendlinger 7601 Technology Way Denver, CO 80237	Assistant Vice President

William Britt 7601 Technology Way Denver, CO 80237	Regional Vice President

Tori Bullen 210 Interstate North Parkway Suite 401 Atlanta, GA 30339-2120	Senior Vice President

Michelle L. Carroll 7601 Technology Way Denver, CO 80237	Assistant Vice President

Greg Cicotte 7601 Technology Way Denver, CO 80237	Executive Vice President, National Sales Manager

Maura Collins 7601 Technology Way Denver, CO 80237	Vice President

Christopher Cord 7601 Technology Way Denver, CO 80237	Assistant Vice President

George Daggett 7601 Technology Way Denver, CO 80237	Assistant Vice President

Bob Dwyer 7601 Technology Way Denver, CO 80237	Regional Vice President

Paul Fitzgerald 7601 Technology Way Denver, CO 80237	Senior Vice President

Julia A. Goatley 1 Corporate Way Lansing, MI 48951	Assistant Secretary

Luis Gomez 7601 Technology Way Denver, CO 80237	Vice President

Kevin Grant 7601 Technology Way Denver, CO 80237	Senior Vice President

Rupert T. Hall, Jr. 7601 Technology Way Denver, CO 80237	Regional Vice President

Bonnie Howe 7601 Technology Way Denver, CO 80237	Vice President and General Counsel

Thomas Hurley 7601 Technology Way Denver, CO 80237	Senior Vice President

Mark Jones 7601 Technology Way Denver, CO 80237	Vice President

Steve Johnson 7601 Technology Way Denver, CO 80237	Regional Vice President

Georgette Kraag 7601 Technology Way Denver, CO 80237	Regional Vice President

Steve Kluever 7601 Technology Way Denver, CO 80237	Senior Vice President

John Koehler 7601 Technology Way Denver, CO 80237	Vice President

James Livingston 7601 Technology Way Denver, CO 80237	Executive Vice President

Barbara Logsdon Smith 7601 Technology Way Denver, CO 80237	Assistant Vice President

Doug Mantelli 7601 Technology Way Denver, CO 80237	Vice President

James McCorkle 7601 Technology Way Denver, CO 80237	Vice President

Tamu McCreary 7601 Technology Way Denver, CO 80237	Assistant Vice President

Brook Meyer 1 Corporate Way Lansing, MI 48951	Vice President

Thomas J. Meyer 1 Corporate Way Lansing, MI 48951	Manger and Secretary

Jack Mishler 7601 Technology Way Denver, CO 80237	Senior Vice President

Diane Montana 7601 Technology Way Denver, CO 80237	Assistant Vice President

Tony Natale 38705 Seven Mile Road, Suite 251 Livonia, MI 48152-1058	Regional Vice President

Steve Papa 7601 Technology Way Denver, CO 80237	Regional Vice President

Eric Palumbo 7601 Technology Way Denver, CO 80237	Vice President

Allison Pearson 7601 Technology Way Denver, CO 80237	Assistant Vice President

Brandon S. Pisanos 7601 Technology Way Denver, CO 80237	Assistant Vice President

Jeremy Rafferty 7601 Technology Way Denver, CO 80237	Assistant Vice President

Alison Reed 7601 Technology Way Denver, CO 80237	Vice President

Traci Reiter 7601 Technology Way Denver, CO 80237	Assistant Vice President

Gregory B. Salsbury 7601 Technology Way Denver, CO 80237	Executive Vice President

Marilynn Scherer 7601 Technology Way Denver, CO 80237	Vice President

Kathleen Schofield 7601 Technology Way Denver, CO 80237	Vice President

Jennifer (Seamount) Miller 7601 Technology Way Denver, CO 80237	Vice President

Daniel Starishevsky 7601 Technology Way Denver, CO 80237	Senior Vice President

David Stebenne 7601 Technology Way Denver, CO 80237	Regional Vice President

Jeremy Swartz 7601 Technology Way Denver, CO 80237	Assistant Vice President

Robin Tallman 7601 Technology Way Denver, CO 80237	Assistant Vice President

Doug Townsend 7601 Technology Way Denver, CO 80237	Senior Vice President and Chief Financial Officer and FinOp

C. Ray Trueblood 7601 Technology Way Denver, CO 80237	Vice President

Asa Wood 7601 Technology Way Denver, CO 80237	Vice President

Daniel Wright 7601 Technology Way Denver, CO 80237	Vice President and Chief Compliance Officer

Phil Wright 7601 Technology Way Denver, CO 80237	Vice President

Matthew Yellott 7601 Technology Way Denver, CO 80237	Assistant Vice President

Item 28. Location of Accounts and Records

Certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9), (10), and (11) are in the physical possession of the Registrant at 1 Corporate Way, Lansing, Michigan 48951; certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9), (10), and (11) are in the physical possession of the Registrant at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017.

Item 29. Management Services.

Not Applicable.

Item 30. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Trust certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment under rule 485(a) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 29th day of September, 2010.

JNL INVESTORS SERIES TRUST

/s/ SUSAN S. RHEE
Susan S. Rhee
Vice President, Counsel, and Secretary

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

/s/ Michael Bouchard by Susan S. Rhee*	September 29, 2010
Michael Bouchard
Trustee

/s/ William Crowley by Susan S. Rhee*	September 29, 2010
William Crowley
Trustee

/s/ Dominic D'Annunzio by Susan S. Rhee*	September 29, 2010
Dominic D'Annunzio
Trustee

/s/ Michelle Engler by Susan S. Rhee*	September 29, 2010
Michelle Engler
Trustee

/s/ James Henry by Susan S. Rhee*	September 29, 2010
James Henry
Trustee

/s/ Daniel W. Koors by Susan S. Rhee*	September 29, 2010
Daniel W. Koors
Vice President, Chief Financial Officer, and Treasurer

/s/ Richard D. McLellan by Susan S. Rhee*	September 29, 2010
Richard D. McLellan
Trustee

/s/ Mark D. Nerud by Susan S. Rhee*	September 29, 2010
Mark D. Nerud
President and Trustee

/s/ William R. Rybak by Susan S. Rhee*	September 29, 2010
William R. Rybak
Trustee

/s/ Patricia A. Woodworth by Susan S. Rhee*	September 29, 2010
Patricia A. Woodworth
Trustee

* By Susan S. Rhee, Attorney In Fact

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of JNL INVESTORS SERIES TRUST (333-43300) a Massachusetts business trust, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Investors Series Trust, hereby constitute and appoint Andrew B. Hopping, Susan S. Rhee, Thomas J. Meyer and Clark P. Manning, his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.

/s/ Michael J. Bouchard	January 1, 2010
Michael J. Bouchard

/s/ William J. Crowley, Jr.	January 1, 2010
William J. Crowley, Jr.

/s/ Dominic A. D'Annunzio	January 1, 2010
Dominic A. D'Annunzio

/s/ Michelle Engler	January 1, 2010
Michelle Engler

/s/ James B. Henry	January 1, 2010
James B. Henry

/s/ Daniel W. Koors	January 1, 2010
Daniel W. Koors

/s/Richard D. McLellan	January 1, 2010
Richard D. McLellan

/s/ Mark D. Nerud	January 1, 2010
Mark D. Nerud

/s/ William R. Rybak	January 1, 2010
William R. Rybak

/s/ Patricia A. Woodworth	January 1, 2010
Patricia A. Woodworth

EXHIBIT LIST

Exhibit Number 23	Exhibit Description

(e)(8)	Amended Distribution Agreement between Registrant and Jackson National Life Distributors LLC, dated December 18, 2009, attached hereto as EX 99.23(e)(8).

(g)(33)	Amendment dated May 1, 2010 to the Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A., dated August 12, 2009, attached hereto as EX 99.23(g)(33).

(g)(34)	Amendment dated October 11, 2010 to the Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A., dated August 12, 2009, attached hereto as EX 99.23(g)(34).

(h)(21)	Expense Limitation Agreement between Registrant and Jackson National Asset Management, LLC, dated March 1, 2010, attached hereto as EX 99.23(h)(21).

(i)	Opinion and Consent of Counsel, attached hereto as EX 99.23(i).

(p)(26)	PPM America, Inc.'s Code of Ethics, dated March 31, 2010, attached hereto as EX 99.23(p)(26).

(p)(27)	Wellington Management Company, LLP's Code of Ethics, dated April 1, 2010, attached hereto as EX 99.23(p)(27).

(p)(28)	Code of Ethics for Registrant and Jackson National Asset Management, LLC, dated October 1, 2009, attached hereto as EX 99.23(p)(28).

(p)(29)	Code of Ethics for Registrant and Jackson National Asset Management, LLC, dated January 1, 2010, attached hereto as EX 99.23(p)(29).